SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. __ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TEKELEC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 — ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
BOARD OF DIRECTORS AND COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
PROPOSAL 2 — APPROVAL OF AMENDMENT TO
AMENDED AND RESTATED 1994 STOCK OPTION PLAN TO PERMIT THE EXCHANGE
OF OPTIONS ISSUED THEREUNDER HAVING AN EXERCISE PRICE AT OR ABOVE
$14.00 FOR A LESSER NUMBER OF NEW OPTIONS TO BE GRANTED NOT LESS
THAN SIX MONTHS AND ONE DAY AFTER THE CANCELLATION OF THE
SURRENDERED OPTIONS
PROPOSAL 3 — APPROVAL OF 2003 STOCK OPTION PLAN
PROPOSAL 4 — APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER BY 800,000 SHARES
PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
TEKELEC AMENDED AND RESTATED 1994 STOCK OPTION PLAN
AMENDED AND RESTATED 1994 STOCK OPTION PLAN Stock Option Agreement
TEKELEC NOTICE OF EXERCISE OF STOCK OPTION
2003 STOCK OPTION PLAN
CERTIFICATE OF SECRETARY
2003 STOCK OPTION PLAN Stock Option Agreement
TEKELEC NOTICE OF EXERCISE OF STOCK OPTION
TEKELEC EMPLOYEE STOCK PURCHASE PLAN
TEKELEC EMPLOYEE STOCK PURCHASE PLAN FORM OF SUBSCRIPTION AGREEMENT
TEKELEC EMPLOYEE STOCK PURCHASE PLAN FORM OF PAYROLL DEDUCTION AUTHORIZATION CHANGE OR WITHDRAWAL
AMENDMENT NO. 1 TO TEKELEC EMPLOYEE STOCK PURCHASE PLAN

TEKELEC

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 8, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the “Annual Meeting”) of Tekelec, a California corporation (the “Company”), will be held Thursday, May 8, 2003, at 9:00 a.m., local time, at the Company’s offices located 26580 West Agoura Road, Calabasas, California 91302, for the following purposes, each as more fully described in the attached Proxy Statement:

          1. To elect six directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Robert V. Adams, Jean-Claude Asscher, Daniel L. Brenner, Frederick M. Lax, Howard Oringer and Jon F. Rager.

          2. To approve an amendment to the Company’s Amended and Restated 1994 Stock Option Plan to permit the exchange of options issued thereunder having an exercise price at or above $14.00 for a lesser number of new options to be granted not less than six months and one day after the cancellation of the surrendered options.

          3. To approve the Company’s 2003 Stock Option Plan.

          4. To approve an amendment to the Company’s Employee Stock Purchase Plan increasing the number of shares of Common Stock issuable thereunder by 800,000 shares.

          5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2003.

          6. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only record holders of Common Stock at the close of business on March 18, 2003 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign and date the enclosed proxy and promptly return it in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

By Order of the Board of Directors

Ronald W. Buckly
Corporate Secretary

Calabasas, California
March 31, 2003

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

TEKELEC

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Tekelec (“Tekelec” or the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held Thursday, May 8, 2003, at 9:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s offices located at 26580 West Agoura Road, Calabasas, California 91302.

     These proxy solicitation materials are first being mailed on or about April 7, 2003 to all shareholders entitled to vote at the Annual Meeting.

     Only shareholders of record at the close of business on March 18, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 60,951,463 shares of the Company’s Common Stock were issued and outstanding.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than six candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder’s intention to cumulate votes. The six candidates receiving the highest number of votes will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company’s Articles of Incorporation, the affirmative vote of a majority of shares present at the Annual Meeting or represented by proxy and voting at the Annual Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters.

     Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Shares represented by “broker non-votes” (i.e., shares held by brokers or nominees that are represented at a meeting but with respect to which the brokers or nominees are not empowered to vote on a particular proposal) will also be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be treated as shares present or represented and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The cost of this solicitation will be borne by the Company. The Company has retained the services of D. F. King & Co., Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders and in soliciting proxies from shareholders. The estimated cost of such services is $10,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may also be solicited personally or by telephone or telegram by certain of the Company’s directors, officers and regular employees, without additional compensation.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company’s annual meeting of shareholders to be held in 2004 (the “2004 Annual Meeting”) must be received by the Company no later than December 2, 2003 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the 2004 Annual Meeting, unless the Company receives written notice of such matters on or before February 22, 2004; provided, however, that if the date of the 2004 Annual Meeting is more than 30 days before or after the anniversary date of the 2003 Annual Meeting, the Company must receive written notice of such matters within a reasonable time before the Company begins to print and mail its proxy materials. It is recommended that shareholders submitting proposals direct them to the Corporate Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 8, 2003.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees

     A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified, or until his earlier resignation, removal or death.

     The names of the nominees, and certain information about them, are set forth below:

Name	Age	Position(s) with the Company	Director Since

Jean-Claude Asscher	74	Chairman of the Board	1972
Robert V. Adams	71	Director	1991
Daniel L. Brenner	51	Director	1990
Frederick M. Lax	50	Director, Chief Executive Officer and President	2003
Howard Oringer	60	Director	1992
Jon F. Rager	63	Director	1981

     Mr. Asscher has been a director of the Company and Chairman of the Board since 1972. He served as President of the Company from October 1975 to June 1982 and as Vice President from July 1972 to May 1973. He has been the President and principal shareholder of Tekelec-Airtronic, S.A., a French electronics company, since he founded that company in 1961. Mr. Asscher also serves as a director and Chairman of the Board of Directors of Ixia. See “Certain Relationships and Related Transactions” below.

     Mr. Adams has been a director of the Company since December 1991. Since September 1999, Mr. Adams has served as President and Chief Executive Officer of RV Adams Capital Management, a private venture capital investment company. From March 1989 until September 1999, Mr. Adams served as Chief Executive Officer and President of Xerox Technology Ventures, a venture capital company responsible for identifying, developing and managing new business opportunities for Xerox Corporation. Mr. Adams also serves as a director and Chairman Emeritus of the Board of Directors of Documentum, Inc.

     Mr. Brenner has been a director of the Company since May 1990. Mr. Brenner served as Vice President, Law and Regulatory Policy for the National Cable Television Association (NCTA) from June 1992 until August 1999 when he became Senior Vice President, Law and Regulatory Policy of the NCTA (in 2001, the NCTA changed its name to National Cable & Telecommunications Association).

     Mr. Lax joined Tekelec as Executive Vice President and Chief Operating Officer in February 2001 and served in such capacities until February 2003 when he became Chief Executive Officer, President and a director of the Company. He assumed the additional position of President, IEX Corporation (“IEX”) in March 2002. From October 2000 until joining the Company, Mr. Lax was employed by Lucent Technologies as Vice President and General Manager, Messaging Solutions Group. From 1974 until October 2000, Mr. Lax held various executive positions at Lucent Technologies and AT&T with responsibility for product and business management, software technology, global product development and global customer support operations.

     Mr. Oringer has been a director of the Company since January 1992. Since November 1994, Mr. Oringer has served as Managing Director of Communications Capital Group, a consulting firm. Mr. Oringer also serves as a director of Ixia and as a director and Chairman of the Board of Directors of Verilink Corporation.

     Mr. Rager became a director of the Company in October 1975, resigned in September 1979 and was re-elected in January 1981. Since 1976, Mr. Rager has been a practicing accountant with, and President of, Rager Bell Doskocil & Meyer CPAs (and its predecessors). Mr. Rager also serves as a director of Ixia.

     There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company except that Mr. Brenner and the spouse of Ronald W. Buckly, the Company’s Vice President and General Counsel, are first cousins.

Information Regarding the Board of Directors and its Committees.

     The Board of Directors held a total of 12 meetings during 2002 and acted two times by unanimous written consent. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Development Committee. The Company does not have a nominating committee or any committee performing the function thereof. During 2002, each director of the Company attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held and the total number of meetings held by the Board committees on which he served.

     The Audit Committee, which during 2002 was comprised of Messrs. Adams, Brenner, Oringer and Rager (Chairman), met five times during 2002. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. Each member of the Audit Committee qualifies as “independent” as such term is defined in Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

     The Compensation Committee, which during 2002 was comprised of Messrs. Brenner (Chairman), Oringer and Rager, met nine times during 2002 and acted four times by unanimous written consent. The Compensation Committee is responsible for administering the Company’s stock option plans (other than the stock option plans for the Company’s non-employee directors), including determining the persons to whom options are granted and the terms of such options, and the Company’s Employee Stock Purchase Plan. The Compensation Committee also advises and makes recommendations to the Company’s Board of Directors regarding the compensation of the Company’s executive officers, including advice and recommendations regarding the Executive Officer Bonus Plan.

     The Corporate Development Committee, which during 2002 was comprised of Messrs. Adams, Oringer (Chairman), Rager and Margolis (ex officio), met once during 2002. The Corporate Development Committee is responsible for reviewing, evaluating and advising the Board with respect to strategic alternatives and business development opportunities from time to time under consideration by the Company.

Compensation of Directors

     The Company currently pays each non-employee director a quarterly retainer of $4,000 (except the Chairman of the Board who is paid $6,500), plus $2,000 for attending in person or telephonically a Board of Directors’ meeting in excess of four hours and $1,000 for attending in person or telephonically a Board of Directors’ meeting of four hours or less. In addition, each member of the Compensation Committee receives $1,000 per quarter (except the Committee’s Chairman who is paid $2,000) and $250 for attending a Compensation Committee meeting in person or telephonically. Each member of the Audit Committee receives $1,500 per quarter (except the Committee’s Chairman who is paid $2,500) and $500 for attending an Audit Committee meeting in person or telephonically. The total amount of cash compensation paid to non-employee directors for 2002 was approximately $226,000. The Company also reimburses all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.

     Directors who are not employees of the Company are ineligible to participate in the Company’s Amended and Restated 1994 Stock Option Plan and Employee Stock Purchase Plan. Under the Company’s Non-Employee Director Stock Option Plan (the “Director Plan”), each non-employee director elected at the 2002 Annual Meeting received an option to purchase 10,000 shares of the Company’s Common Stock. Such options have an exercise price equal to the closing sales price of the Common Stock on the date of grant (i.e., $9.89), vest in four equal quarterly installments as long as the holder remains a non-employee director of the Company, and terminate upon the earlier of May 10, 2009 or, if earlier, 90 days after the director ceases to serve as a non-employee director of the Company for any reason other than death or disability or 12 months after the director ceases to serve as a non-employee director of the Company as a result of death or disability.

     Upon their re-election to the Board at the Annual Meeting, each of Messrs. Adams, Asscher, Brenner, Oringer and Rager will automatically be granted options to purchase 10,000 shares of the Company’s Common Stock in accordance with the Director Plan. The exercise price of options granted under the Director Plan will be 100% of the fair market value of the Company’s Common Stock on the date of the Annual Meeting. The options will vest in four equal quarterly installments over one year as long as the holder remains a non-employee director of the Company. Options granted under the Director Plan will terminate on the seventh anniversary of the date of grant or, if earlier, 90 days after the director ceases to serve as a non-employee director of the Company for any reason other than death or disability or 12 months after the director ceases to serve as a non-employee director due to death or disability.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Audit Committee operates pursuant to a Charter, a copy of which is available upon written request to the Company’s Corporate Secretary. The Audit Committee is comprised solely of independent directors as defined in Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers, Inc. Management of the Company is responsible for the preparation and integrity of the Company’s financial statements. PricewaterhouseCoopers LLP, the Company’s independent auditors, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP. The Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with PricewaterhouseCoopers LLP matters relating to its independence from the Company.

     The Audit Committee and the Board of Directors recognize that management and the Company’s independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to ratification by the Company’s shareholders, the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2003.

AUDIT COMMITTEE

Jon F. Rager, Chairman
Robert V. Adams
Daniel L. Brenner
Howard Oringer

COMMON STOCK OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 1, 2003 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table on page 10 and (iv) all current directors and executive officers of the Company as a group:

Name of Beneficial Owner(1)	Shares Beneficially Owned		Percent of Class

Stirling Trustees Limited The Natinec Trust P. O. Box 801 1-3 Esplanade St. Helier, Jersey JE4 0SZ Channel Islands	10,087,842	(2)	16.6%

Kopp Investment Advisors, Inc. 7701 France Avenue South, Suite 500 Edina, Minnesota 55435	3,989,615	(3)	6.6

Delaware Management Holdings 2005 Market Street Philadelphia, PA 19103	3,431,381	(4)	5.6

Jean-Claude Asscher	1,999,705	(5)	3.3

Michael L. Margolis	557,495	(6)	*

Ronald W. Buckly	345,198	(7)	*

Frederick M. Lax	231,060	(8)	*

Paul J. Pucino	187,728	(9)	*

Daniel L. Brenner	167,901	(10)	*

Debra May	129,541	(11)	*

Robert V. Adams	100,801	(12)	*

Jon F. Rager	82,139	(13)	*

Howard Oringer	73,401	(14)	*

All current directors and executive officers as a group (13 persons)	3,797,035	(15)	6.1

*	Less than one percent

(1)	Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(footnotes continue on next page)

(2)	These shares are held in the name of Natinco, S.A. (“Natinco”), a Luxembourg investment company which holds minority interests in a number of U.S. and Europe-based companies, including a minority interest in Tekelec-Airtronic, S.A. Stirling Trustees Limited (“Stirling”), as Trustee of the Natinec Trust, has advised the Company that the Natinec Trust owns substantially all of the equity interest in Natinco and that Natinco holds the shares in the Company for investment only. Although Mr. Asscher from time to time may provide certain advisory services to Natinco with respect to its investments, including its investment in the Company, Mr. Asscher has advised the Company that he does not have or share voting or investment power with respect to these shares and that he has no beneficial or financial interest in Natinco and therefore does not consider himself to be a beneficial owner of such shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934.

(3)	Based on a Schedule 13G dated February 6, 2003 filed by Kopp Investment Advisors, Inc. (“KIA”) on behalf of itself, Kopp Holding Company (“KHC”), the parent company of KIA, and Leroy C. Kopp, the sole shareholder of KHC, wherein (i) KIA reported sole voting power as to 868,700 shares, sole dispositive power as to 525,000 shares and shared dispositive power as to 3,464,615 shares; (ii) KHC reported that it beneficially owned 3,989,615 shares; and (iii) Mr. Kopp reported that he beneficially owned 4,076,115 shares, including 86,500 shares with respect to which he had sole voting and sole dispositive power.

(4)	Based on a Schedule 13G dated February 6, 2003 filed by Delaware Management Holdings (“DMH”) wherein DMH reported sole voting power as to 3,420,193 shares, sole dispositive power as to 3,420,981 shares and shared dispositive power as to 10,400 shares.

(5)	Includes 125,464 shares owned by Muriel Asscher, Mr. Asscher’s wife; 20,000 shares held by Tekelec-Airtronic, S.A., a French company of which Mr. Asscher is the President and principal shareholder; and 120,401 shares subject to options or warrants held by Mr. Asscher which are exercisable or become exercisable within 60 days after March 1, 2003. Does not include any shares held in the name of Natinco, of which Mr. Asscher disclaims any beneficial ownership (see footnote 2 above).

(6)	Includes 533,180 shares subject to exercisable options held by Mr. Margolis. Mr. Margolis ceased to serve as Chief Executive Officer and President and as a director of the Company in February 2003. See “Employment Agreements and Termination of Employment and Change-in-Control Arrangements” below.

(7)	Includes 318,536 shares subject to options or warrants held by Mr. Buckly which are exercisable or become exercisable within 60 days after March 1, 2003.

(8)	Includes 200,000 shares subject to options held by Mr. Lax which are exercisable or become exercisable within 60 days after March 1, 2003. Also includes 15,000 unvested restricted shares awarded to Mr. Lax in connection with the commencement of his employment with Tekelec. See “Employment Agreements and Termination of Employment and Change-in-Control Arrangements” below.

(9)	Includes 185,937 shares subject to options held by Mr. Pucino which are exercisable or become exercisable within 60 days after March 1, 2003.

(10)	Includes 160,401 shares subject to options or warrants held by Mr. Brenner which are exercisable or become exercisable within 60 days after March 1, 2003.

(11)	Includes 126,249 shares subject to options held by Ms. May which are exercisable or become exercisable within 60 days after March 1, 2003.

(12)	Includes 92,801 shares subject to options or warrants held by Mr. Adams which are exercisable or become exercisable within 60 days after March 1, 2003.

(13)	Includes 42,738 shares held by a family trust and 39,401 shares subject to options held by Mr. Rager which are exercisable or become exercisable within 60 days after March 1, 2003.

(14)	Includes 70,401 shares subject to options or warrants held by Mr. Oringer which are exercisable or become exercisable within 60 days after March 1, 2003.

(15)	Includes 1,756,265 shares subject to options or warrants held by all current directors and executive officers as a group which are exercisable or become exercisable within 60 days after March 1, 2003.

EXECUTIVE OFFICERS

     The executive officers of the Company, and certain information about them, are as follows:

Name	Age	Title

Frederick M. Lax	50	Chief Executive Officer and President; President, IEX Corporation
Paul J. Pucino	42	Vice President and Chief Financial Officer
Lori A. Craven	45	Vice President and General Manager, Network Systems Division
Debra May	47	Vice President and General Manager, Contact Center Division, IEX Corporation
Ronald W. Buckly	51	Vice President and General Counsel
David Frankie	57	Vice President, Operations and Quality
Danny L. Parker	44	Vice President, Corporate Development
Teresa A. Pippin	46	Vice President, Human Resources

     Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Lax, see “Election of Directors - Nominees” above.

     Mr. Pucino joined Tekelec as Vice President and Chief Financial Officer in May 2000. From December 1999 until joining the Company, Mr. Pucino served as Chief Financial Officer of Scour.com, an Internet-based multi-media entertainment search engine. From 1996 until December 1999, Mr. Pucino was employed by Galileo International, an operator of a computerized reservation system for the travel industry, where he most recently served as Vice President, Strategy and New Ventures.

     Ms. Craven joined Tekelec as Vice President and General Manager, Network Systems Division, in January 2002. From 1987 until joining the Company, Ms. Craven held various executive and management positions at Lucent Technologies and AT&T, where she most recently served as Vice President, Mobility Solutions Development, from September 2001 until January 2002 and as Vice President, Wireless System Development, from March 2000 until August 2001.

     Ms. May joined IEX in 1988 as a Vice President and continued to serve as Vice President, Contact Center Solutions, of IEX following Tekelec’s acquisition of IEX in May 1999. In February 2000, Ms. May became Vice President and General Manager, Contact Center Division of IEX.

     Mr. Buckly joined the Company as Vice President and General Counsel in April 1998 and has served as its Corporate Secretary since 1987. Since April 1998, Mr. Buckly has also served as of counsel to the international law firm of Bryan Cave LLP, the Company’s legal counsel.

     Mr. Frankie joined the Company as Vice President, Operations in December 1996, and has served as Vice President, Operations and Quality since March 1997.

     Mr. Parker joined Tekelec as Senior Director, Customer Service for the Network Switching Division in November 1994. From April 1998 until October 2000, he held various management positions in the Network Switching Division and the Network Diagnostics Division including Vice President and General Manager, Network Diagnostics Division, from February 1999 until October 2000 when he assumed his present position as Vice President, Corporate Development.

     Ms. Pippin joined the Company as Vice President, Human Resources in February 1999. From September 1994 until joining the Company, Ms. Pippin held various human resource positions with Ericsson Inc. where she most recently served as its Vice President, Human Resources and Operational Development.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth certain information for the three years ended December 31, 2002 concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company’s Chief Executive Officer and each of the Company’s other four most highly compensated executive officers serving at December 31, 2002:

						Long-Term Compensation
		Annual Compensation				Awards

					Other			Securities
Name and					Annual	Restricted		Underlying	All Other
Principal Position(s)	Year	Salary(1)		Bonus(2)	Compensation(3)	Stock Awards		Options	Compensation(4)

Michael L. Margolis(5)	2002	$424,516		$429,815	$0	$0		120,000	$7,822
Former Chief Executive	2001	415,385	(6)	171,040	0	0		150,000	7,572
Officer and President	2000	344,130		268,852	0	0		100,000	7,572

Frederick M. Lax(7)	2002	362,995	(8)	300,757	248,794 (9)	0		100,000	6,742
Chief Executive Officer	2001	290,000		310,000	37,969 (9)	826,800	(10)	350,000	5,998
and President

Ronald W. Buckly	2002	276,240		165,777	0	0		55,000	6,742
Vice President and	2001	262,500		67,617	0	0		70,000	6,486
General Counsel	2000	239,231		100,477	0	0		75,000	5,595

Paul J. Pucino(11)	2002	259,423	(12)	147,278	0	0		50,000	6,017
Vice President and Chief	2001	240,000		60,620	0	0		37,500	5,763
Financial Officer	2000	137,117		76,989	0	0		225,000	3,753

Debra May	2002	238,577	(13)	117,767	0	0		55,000	6,234
Vice President and General	2001	224,000	(14)	19,815	0	0		45,000	5,931
Manager, Contact Center	2000	203,846		59,880	0	0		20,000	5,711
Division, IEX

(1)	Includes amounts, if any, deferred at the election of the named officer under the Company’s 401(k) Plan.

(2)	Except as otherwise set forth herein, bonus amounts shown for each of the named officers were paid under the Company’s Officer Bonus Plans and were based on Company performance and the officer’s achievement of individual objectives. The amount shown for Mr. Lax for 2001 also includes a discretionary bonus in the amount of $50,000. The amount shown for Mr. Pucino for 2000 also includes a sign-on bonus in the amount of $20,000 paid to him in connection with the commencement of his employment with the Company.

(3)	As permitted under the rules of the Securities and Exchange Commission, no amounts are shown with respect to any perquisites paid to a named officer unless the aggregate amount of such perquisites exceeds the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonus of a named officer.

(4)	The amounts shown in this column include (i) Company matching contributions allocated under the Company’s 401(k) Plan to the accounts of the named officers who elected to participate in the 401(k) Plan and (ii) the dollar value of premiums paid by the Company for group term life insurance for the benefit of the named officers. During 2002, the Company contributed $5,500 to the account of each of the named officers under the 401(k) Plan. Amounts paid by the Company during 2002 as insurance premiums for the benefit of the named officers were: Mr. Margolis - $2,322; Mr. Lax — $1,242; Mr. Buckly — $1,242; Mr. Pucino — $517; and Ms. May — $734.

(5)	Mr. Margolis resigned as Chief Executive Officer and President and as a director in February 2003.

(6)	Includes $15,385 paid in lieu of accrued vacation.

(7)	Mr. Lax joined the Company in February 2001 as Executive Vice President and Chief Operating Officer. He became Chief Executive Officer and President and a director of the Company in February 2003.

(8)	Includes $13,462 paid in lieu of accrued vacation.

(9)	Represents aggregate amount paid in such year as reimbursement for certain relocation, temporary housing, moving and related expenses.

(footnotes continue on next page)

(10)	Represents the value as of the date (i.e., February 1, 2001) on which Mr. Lax commenced his employment with the Company of 30,000 restricted shares of the Company’s Common Stock awarded to Mr. Lax in connection with the commencement of his employment with the Company. The value is based on the closing sales price (i.e., $27.56) of the Company’s closing sales price as reported on the Nasdaq Stock Market on February 1, 2001. Such shares vest in four equal annual installments commencing in February 2002 provided that Mr. Lax is an employee of the Company on the vesting dates. Although Mr. Lax is entitled to be paid dividends on such shares if the Company declares a dividend on its Common Stock, the Company has not paid any such dividends and does not anticipate paying any such dividends at any time in the foreseeable future. The value of such 30,000 shares at December 31, 2002 was $313,500 based on the closing sales price of the Company’s Common Stock on that date as reported on The Nasdaq Stock Market (i.e., $10.45 per share).

     (11)  Mr. Pucino joined the Company in May 2000.

     (12)  Includes $9,615 paid in lieu of accrued vacation.

     (13)  Includes $8,846 paid in lieu of accrued vacation.

     (14)  Includes $8,308 paid in lieu of accrued vacation.

Option Grants in 2002

     The following table sets forth certain information concerning stock option grants in 2002 to the executive officers named in the Summary Compensation Table:

	Individual Grants(1)

	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise		Grant Date
	Options	Employees	Price	Expiration	Present
Name	Granted	in 2002(2)	($/Share)(3)	Date	Value(4)

Michael L. Margolis	120,000	2.9%	$19.21	2/1/2012	$603,057

Frederick M. Lax	100,000	2.4	19.21	1/18/2012	680,167

Ronald W. Buckly	55,000	1.3	19.21	1/18/2012	374,092

Paul J. Pucino	50,000	1.2	19.21	1/18/2012	340,083

Debra May	55,000	1.3	19.21	1/18/2012	374,092

(1)	The stock options in this table were granted under the Company’s 1994 Stock Option Plan. All such options vest and become exercisable over four years and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment.

(2)	In 2002, the Company granted options to employees to purchase an aggregate of 4,165,500 shares.

(3)	The exercise price per share of all such options was not less than 100% of the reported closing sales price of the Company’s Common Stock on The Nasdaq Stock Market on the date of grant.

(4)	The Grant Date Present Value is equal to the grant date option value calculated using a modified Black-Scholes American Options Pricing Model (the “Black-Scholes Model”), adjusted to reflect the risk that the options may be forfeited prior to exercise. Black-Scholes Model input assumptions included: (a) an expected time to exercise of 4.91 years for officers; (b) an interest rate equal to the interest rate on U.S. government debt instruments with maturities approximately equal to the options’ expected time to exercise; (c) volatility equal to the standard deviation of the Company’s Common Stock, calculated using daily closing stock prices for the period from January 1999 to December 2002; and (d) an expected dividend yield of 0%. The risk of forfeiture was calculated by applying the annualized weighted-average occurrence of cancellation of the Company’s options prior to exercise for the period during 1999-2002 (14.46%) compounded over the expected years to exercise of 4.91 years for officers. There can be no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes Model.

Aggregated Option Exercises in 2002 and Option Values at December 31, 2002

     The following table sets forth certain information concerning stock option exercises during 2002 and unexercised options held as of December 31, 2002 by the executive officers named in the Summary Compensation Table:

		Number of Securities		Value of
	Shares	Underlying Unexercised		Unexercised in-the-Money
	Acquired	Options at 12/31/2002		Options at 12/31/2002*
	on
Name	Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael L. Margolis	0	352,805	270,375	$0	$0

Frederick M. Lax	0	171,875	278,125	0	0

Ronald W. Buckly	0	294,615	137,601	0	0

Paul J. Pucino	0	166,405	146,095	0	0

Debra May	0	113,749	106,251	62,125	26,625

*	Represents the difference between the closing sales price of the Company’s Common Stock on December 31, 2002 as reported on The Nasdaq Stock Market (i.e., $10.45) and the exercise price of such options.

Employment Agreements and Termination of Employment and Change-in-Control Arrangements

     Under the Company’s officer severance plan (the “Severance Plan”), certain executive officers of the Company who have been designated by the Board of Directors as eligible officers under the Severance Plan are entitled to receive severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a “change in control” of the Company, an eligible officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for “good reason” (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control. In addition to the other benefits that an executive officer may be entitled to receive upon termination of his or her employment in connection with or following a change in control, an officer’s stock options will vest to the extent then unvested and will be exercisable for one year following the termination of such officer’s employment with the Company or a surviving corporation, as the case may be, if, in connection with a change in control (or within two years thereafter with respect to (ii) and (iii) below), such officer (i) is not offered employment by the surviving corporation on terms and conditions generally no less favorable to such officer than the terms and conditions of his or her employment with the Company in effect immediately prior to the change in control; (ii) is terminated without cause by the Company or the surviving corporation; or (iii) terminates for good reason his or her employment with the Company or the surviving corporation.

     The following officers have been designated by the Board of Directors as eligible officers for purposes of the Severance Plan: Messrs. Lax, Pucino, Buckly, Frankie and Parker and Mses. Craven, May and Pippin. Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus bonus), the number of years employed by the Company and the highest office attained prior to termination. Based on such factors, the amounts that would be payable under the Severance Plan to Messrs. Lax, Buckly and Pucino and Ms. May if their employment were terminated as of March 1, 2003 under circumstances entitling them to severance benefits under the Severance Plan would be $630,681, $450,777, $344,061, and $355,267, respectively. Severance benefits also include continuation, at the Company’s expense, of health care insurance and term life insurance for a period of 18 months following termination of employment.

     In connection with the commencement of Mr. Margolis’ employment with the Company in February 1998, the Company awarded to him 30,000 restricted shares of the Company’s Common Stock and granted to him stock options to purchase 370,000 shares of Common Stock. The restricted shares vested in five equal annual installments commencing in February 1999, and the stock options vested over five years.

     In April 2001, the Compensation Committee amended options previously granted to Mr. Margolis under the 1994 Stock Option Plan to purchase an aggregate of 512,319 shares of the Company’s Common Stock to provide that upon Mr. Margolis’ Qualifying Retirement (defined as the termination of employment with the Company at or after age 55 with not less than five years of continuous service as an employee of the Company), such options would become exercisable in full. In May 2001, the Compensation Committee further amended all such options held by Mr. Margolis to provide that they would be exercisable until the expiration of their full terms (i.e., until the ten-year anniversary of each option’s grant date) in the event of Mr. Margolis’ Qualifying Retirement.

     In January 2002, the Company and Mr. Margolis entered into an Agreement to Provide Retiree Medical Benefits and Stock Option Benefits (the “Retiree Benefits Agreement”) whereby the Company agreed to provide certain medical, dental and vision benefits to Mr. Margolis and his family for the term of Mr. Margolis’ life following the termination of his employment with the Company at any time after February 16, 2003. Under the terms of the Retiree Benefits Agreement, the Company also agreed that, upon Mr. Margolis’ Qualifying Retirement, the stock options granted to Mr. Margolis after the effective date of such Agreement would immediately vest and become exercisable in full until the expiration of their full term (i.e., ten years after the option date of grant). In February 2002, the Retiree Benefits Agreement was amended to provide that, upon Mr. Margolis’ Qualifying Retirement, any options granted after January 31, 2002 would immediately vest and become exercisable as to only the first four quarterly installments of such options (or such other number of installments approved by the Compensation Committee).

     Mr. Margolis voluntarily resigned effective February 18, 2003 as President and Chief Executive Officer and a director of the Company. His resignation qualified as a Qualifying Retirement. Upon Mr. Margolis’ Qualifying Retirement, unvested options to purchase an aggregate of 270,375 shares vested and became exercisable. Mr. Margolis currently holds exercisable options to purchase an aggregate of 533,180 shares at exercise prices ranging from $14.94 to $25.31 per share with expiration dates ranging from February 2008 to February 2012. In addition, the Company paid $300,000 to Mr. Margolis in February 2003 in connection with his retirement.

Equity Compensation Plan Information

     The Company currently maintains compensation plans that provide for the issuance of Common Stock to officers, employees and directors of the Company and its subsidiaries. These plans consist of the Amended and Restated 1984 Stock Option Plan (the “1984 Plan”), the Amended and Restated 1994 Stock Option Plan (the “1994 Plan”), the Amended and Restated Non-Employee Director Equity Incentive Plan (the “Director Incentive Plan”), and the Non-Employee Director Stock Option Plan (the “Director Plan”), all of which have been approved by shareholders, and certain nonstatutory stock option and warrant grants to officers and directors, which have not been approved by shareholders. The following table sets forth information regarding outstanding options and warrants and shares reserved for future issuance under the foregoing plans as of December 31, 2002:

			Number of shares remaining
	Number of shares		available for future issuance
	to be issued upon	Weighted-average exercise	under equity compensation
	exercise of outstanding	price of outstanding	plans (excluding shares
	options and warrants	options and warrants	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders:
1984 Plan	30,494	$0.75	0
1994 Plan	13,676,645	20.29	5,908,525
Director Incentive Plan	263,405	9.60	0
Director Plan	50,000	9.89	450,000
Equity compensation plans not approved by shareholders*:
Stock Options	530,000	24.72	0
Warrants	195,000	14.08	0

Total	14,745,544	20.10	6,358,525

*	Consists of (i) nonstatutory stock options issued to two officers of the Company in connection with the commencement of their employment with the Company; and (ii) warrants issued to certain directors and an officer of the Company. Such options were granted at exercise prices per share equal to the closing sales price of the Company’s Common Stock on the grant date, have ten-year terms, and vest and become exercisable as to 25% of the shares subject thereto one year after the grant date with the remaining shares vesting in 12 equal quarterly installments. The warrants were granted at exercise prices per share equal to the closing sales price of the Company’s Common Stock on the grant date, have seven-year terms, and vested in 12 equal quarterly installments.

Compensation Committee Interlocks and Insider Participation

     During 2002, the Compensation Committee consisted of Messrs. Brenner, Oringer and Rager, all of whom are non-employee directors of the Company. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries other than Mr. Rager who served as the Company’s Treasurer and Secretary from 1975 to 1985.

BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
REPORTS ON EXECUTIVE COMPENSATION

     The Board of Directors and the Compensation Committee of the Board of Directors share responsibility for determining and administering the compensation program for the Company’s executive officers. The Company’s executive compensation program consists of both cash-based and stock-based compensation. The Board of Directors is responsible for determining the annual base salaries of the Company’s executive officers and approving the terms of the executive officer bonus plan, in each case taking into consideration recommendations of the Compensation Committee, and approving the award of any discretionary bonuses. The Board has delegated to the Compensation Committee the responsibility of recommending to the Board for its approval the salaries and bonus plan for the Company’s executive officers and administering the Company’s stock option plans pursuant to which stock options are granted to the Company’s employees.

     The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 18 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Board of Directors Report on Executive Compensation

     The principal objectives of the Company’s executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company’s executive compensation program consists of three basic components — base salaries, cash bonuses and stock options.

     Based on recommendations of the Compensation Committee, the Board of Directors annually sets and approves the base salaries of all executive officers. For 2002, the Board increased the annual base salaries payable to the Company’s executive officers by percentages ranging from 4.2% to 7.7%.

     The Board believes that a significant portion of each officer’s annual compensation should be related to the Company’s financial performance and his or her achievement of individual corporate and strategic objectives. Accordingly, under the terms of the 2002 Executive Officer Bonus Plan recommended by the Compensation Committee and approved by the Board, each executive officer of the Company (other than Mr. Margolis) was eligible to receive quarterly cash bonuses equal to a percentage (up to a maximum ranging from 16% to 32% in the 2002 first quarter and up to a maximum ranging from 64% to 128% in the 2002 fourth quarter, depending on the officer) of his or her quarterly earnings if the Company achieved certain pre-established quarterly financial performance goals, plus a bonus equal to a percentage (up to a maximum ranging from 10% to 20% depending on the officer) of his or her annual earnings based on the extent to which such officer achieved certain individual objectives. Quarterly bonuses under such Bonus Plan would only be paid if the Company’s quarterly operating income met or exceeded a minimum operating income goal set forth in the Bonus Plan. In addition, the Board has the discretion to award discretionary bonuses under the Bonus Plan. The Company’s executive officers (other than Mr. Margolis) received aggregate bonuses, including discretionary bonuses, in amounts ranging from $89,724 to $300,757 under the 2002 Executive Officer Bonus Plan.

     The Board was also responsible for determining the annual compensation (other than stock options) of Mr. Margolis. For 2002, the Board increased Mr. Margolis’ base salary to $425,000, which represented an increase of $25,000, or 6.3%, over his 2001 base salary. Under the terms of the 2002 Executive Officer Bonus Plan, Mr. Margolis was eligible to receive (i) quarterly cash bonuses equal to a percentage (ranging from a maximum of 40% in the first quarter to 160% in the fourth quarter) of his quarterly earnings if the Company met or exceeded the minimum quarterly operating income goals set forth in the Bonus Plan and (ii) a bonus equal to a percentage (up to a maximum of 25%) of his annual earnings based on the extent to which he achieved certain individual objectives established by the Board of Directors. Mr. Margolis received bonuses, including discretionary bonuses, in the aggregate amount of $429,851 under the 2002 Executive Officer Bonus Plan. Although Mr. Margolis was a member of the Board of Directors, he did not participate in any discussions or decisions of the Board or the Compensation Committee regarding the setting of his salary or the award of any bonus or the grant of any stock options to him.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation paid to a particular officer is not performance-based and exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. The Company’s general policy is to preserve the federal income tax deductibility of compensation paid to its executive officers. Accordingly, the Company has generally taken appropriate actions, to the extent reasonable, to preserve the deductibility of the compensation paid to its executive officers. There may be limited circumstances, however, where an executive officer’s compensation may exceed the amount that is deductible.

BOARD OF DIRECTORS

Jean-Claude Asscher, Chairman
Robert V. Adams
Daniel L. Brenner
Howard Oringer
Jon F. Rager

Compensation Committee Report on Executive Compensation

     The Compensation Committee is responsible for recommending to the Board for its approval the base salaries and the officer bonus plan for the Company’s executive officers and for administering the Company’s employee stock option plans. The Compensation Committee annually reviews each executive officer’s base salary and establishes the financial performance goals for the officer bonus plan. In making its recommendations for annual base salaries and the officer bonus plan, the Compensation Committee considers base salary and bonus information for comparable companies and the telecommunications and electronics industries in general that is available from compensation surveys and various other sources. The Committee also takes into account each officer’s position, responsibilities, experience, contributions and individual performance and considers the Company’s financial results and condition as well as the Company’s growth in revenues and earnings. Due to the highly competitive nature of the telecommunications and electronics industries, the Committee believes that compensation packages above the competitive median are necessary and appropriate to attract and retain qualified executive officers.

     Options to purchase the Company’s Common Stock are a key component of the Company’s executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company’s Chief Executive Officer with regard to the grant of stock options to executive officers (other than the Chief Executive Officer) and other key employees whose contributions and skills are important to the long-term success of the Company.

     Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including such officer’s position and responsibilities, promotions, individual performance, salary, previous stock option grants (if any) and length of service to the Company. The exercise price of options is not less than the market price of the Company’s Common Stock on the date of grant. Stock options generally vest in 16 equal quarterly installments (other than new hire grants for officers which typically vest to the extent of 25% of the shares subject to the option after one year of employment and the remaining 75% of the shares vest in 12 equal quarterly installments) over four years, as long as the optionee remains an employee of the Company, and therefore encourage an optionee to remain an employee of the Company.

     In 2002, options to purchase an aggregate of 949,000 shares of Common Stock were granted to all executive officers as a group and represented 23.1% of all options granted to the Company’s employees in 2002. Option grants to executive officers in 2002 consisted of (i) options to purchase 400,000 shares granted by the Board to two officers upon joining the Company and (ii) options to purchase an aggregate of 549,000 shares granted by the Compensation Committee to the Company’s other officers as annual performance grants.

     The Compensation Committee generally considers the same factors in determining the Chief Executive Officer’s compensation as it considers with respect to the Company’s other executive officers. Mr. Margolis’ 2002 compensation included the grant of options to purchase 120,000 shares of the Company’s Common Stock and thus reflects the Compensation Committee’s philosophy that a significant portion of the Chief Executive Officer’s overall compensation should be incentive-based. Information concerning options granted during 2002 to the executive officers named in the Summary Compensation Table is provided in the table entitled “Option Grants in 2002.”

COMPENSATION COMMITTEE

Daniel L. Brenner, Chairman
Howard Oringer
Jon F. Rager

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From 1998 until August 30, 2002, Tekelec Ltd., the Company’s wholly owned Japanese subsidiary which was sold in August 2002 to Catapult Communications Corporation (“Catapult”) in connection with the Company’s sale of the assets of its Network Diagnostics Division to Catapult, served as the distributor in Japan for products of Ixia, a provider of performance analysis systems for data communications networks and network equipment. Messrs. Asscher, Oringer and Rager are directors of Ixia. From January 1, 2002 through August 30, 2002, Tekelec Ltd.’s purchases from Ixia aggregated $1,485,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who beneficially own more than 10% of the Company’s Common Stock, to file initial reports of ownership of the Company’s Common Stock and reports of changes in ownership with the SEC and The Nasdaq Stock Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the Company’s review of the copies of such forms furnished to it and written representations from the Company’s executive officers and directors, the Company believes that all reports required to be filed by such officers and directors pursuant to Section 16(a) were filed on a timely basis during and with respect to 2002.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the five-year period commencing January 1, 1998. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

Comparison of Five-Year Cumulative Total Return*
among Tekelec, Total Return Index for The Nasdaq Stock Market
(U.S. Companies) and Nasdaq Computer Manufacturers Index

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Tekelec	100	109	148	197	119	69
The Nasdaq Stock Market (U.S.)	100	141	249	156	125	87
Nasdaq Computer Mfrs. Index	100	257	507	322	187	144

*	Assumes (i) $100 invested on December 31, 1997 in Tekelec Common Stock, the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO
AMENDED AND RESTATED 1994 STOCK OPTION PLAN TO PERMIT THE EXCHANGE
OF OPTIONS ISSUED THEREUNDER HAVING AN EXERCISE PRICE AT OR ABOVE
$14.00 FOR A LESSER NUMBER OF NEW OPTIONS TO BE GRANTED NOT LESS
THAN SIX MONTHS AND ONE DAY AFTER THE CANCELLATION OF THE
SURRENDERED OPTIONS

     After careful consideration, the Company’s Board of Directors has determined that it would be in the best interests of the Company and its shareholders to amend the Company’s Amended and Restated 1994 Stock Option Plan (the “1994 Plan”) to implement a stock option exchange program. The Board of Directors believes that the option exchange program will enhance long-term shareholder value by improving the Company’s ability to motivate and retain its employees and by reducing the total number of options outstanding. Under the program, the Company’s eligible employees will be given a one-time opportunity to exchange some or all of the stock options they currently hold that have an exercise price at or above $14.00 for a predetermined lesser number of options with a new exercise price. The new options will be issued at least six months and one day after the date of cancellation of the surrendered options. The new options will have an exercise price equal to the fair market value of the Company’s Common Stock (i.e., the closing sales price as quoted in The Wall Street Journal) on the date of the new grant.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1994 PLAN TO PERMIT THE STOCK OPTION EXCHANGE PROGRAM. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1994 TO PERMIT THE STOCK OPTION EXCHANGE PROGRAM.

Background

     Stock options have been and continue to be a key part of the Company’s compensation arrangements for its employees. Options are intended to encourage employees to act as owners, which helps align the employees’ interests with those of the Company’s shareholders. The Company grants stock options to motivate and reward its employees’ efforts toward the growth and success of the Company’s business and to encourage employees to continue their employment with the Company.

     As a result of the severe economic downturn over the past two years and like many other companies in the telecommunications industry, the Company’s stock price declined in 2001 and 2002. As a result of the decline in the stock market and the Company’s stock price, a significant number of the Company’s employees hold stock options with exercise prices that greatly exceed the current market price of the Company’s Common Stock. In addition, the number of unexercised options has grown to an undesirable level. As of March 17, 2003, approximately 76% of outstanding stock options under the 1994 Plan had exercise prices higher than the Company’s current stock price, of which approximately 83% had exercise prices equal to or greater than $14.00. This means that most of the stock options no longer are effective as a means to motivate and retain employees. Although these “underwater” stock options are not likely to be exercised as long as the Company’s stock price is lower than the applicable exercise price, unless they are cancelled, the options will remain on the Company’s books with the potential to dilute the Company’s shareholders’ interests for up to ten years from the grant date.

     The option exchange program will provide an opportunity to motivate the Company’s workforce to achieve future growth. By realigning the exercise prices of previously-granted stock options with the current value of Common Stock based on the exchange ratios set out below, the Company believes that the 1994 Plan will again become an important tool in helping the Company to motivate its employees to continue to create shareholder value.

     In March 2000, in an effort to ensure sound corporate governance principles, the Board of Directors amended the 1994 Plan to prohibit the Company from amending or adjusting the exercise price of any outstanding stock options, whether through amendment, cancellation, replacement grant or otherwise. Accordingly, the Company is requesting shareholder approval of the amendment to the 1994 Plan to implement this one-time stock option exchange program.

Description of the Stock Option Exchange Program

     Under the proposed option exchange program, participating employees would have the opportunity to surrender unexercised options they currently hold with an exercise price equal to or greater than $14.00 per share. In return, they would receive new stock option grants to purchase fewer shares, in accordance with a specified exchange ratio of surrendered options to replacement options. The ratio would be 2 to 1 or 3 to 1, depending upon the exercise price of the surrendered options.

     The exercise price of the new options would be equal to the fair market value of the Company’s Common Stock on the date the new options are granted. The new options would also have a new vesting schedule, meaning that employees would have to continue their employment in order to realize any benefit from the new options.

     The Company has structured the option exchange program to strike a balance between shareholder and employee interests. The program was designed to create a value-for-value exchange, meaning that employees who elect to participate must exchange a number of old options with a value that approximates or is greater than the value of the number of new options they receive in the exchange.

     The option exchange program would be beneficial to shareholders because the Company would cancel a large number of outstanding options and issue fewer options in their place. In addition, by conducting an exchange rather than granting new options to supplement the “underwater” options, the Company is avoiding potential additional dilution to its shareholders’ interests. Shares which are subject to options tendered for exchange and which are not used for the grant of replacement options will be cancelled and will not be available for future option grants under the 1994 Plan.

     As of March 17, 2003, there were 15,998,931 shares underlying options outstanding under the 1994 Plan and 3,543,429 shares available for grant. Of the outstanding options, options to purchase 8,607,554 shares would be eligible for exchange under the proposed option exchange program.

     If all eligible employees were to exchange all of their eligible options in the program for new grants made in accordance with the specified exchange ratios, the number of shares underlying options outstanding under the 1994 Plan would be reduced by 4,516,110 shares, or approximately 28% of all currently outstanding options under the 1994 Plan.

     The following table indicates as of March 17, 2003 the maximum number of options that would be eligible for exchange at the designated exchange ratios and provides certain additional information regarding such eligible options.

Exercise Price			Weighted Average
of Eligible	Number of Shares	Weighted Average	Remaining Life
Employee Grants	Underlying Options	Exercise Price	of Option

$14.00 to $30.00	7,333,559	$21.40	7.42 years
$30.01 to $53.00	1,273,995	$39.03	7.33 years

Total Number of Shares Underlying Options Eligible for Exchange	8,607,554

Implementing the Stock Option Exchange Program

     The Company’s Board of Directors authorized the option exchange program in March 2003, subject to shareholder approval at the Annual Meeting of the amendment to the 1994 Plan. If the proposal is approved, the offer to exchange options may commence at any time after the Annual Meeting at the discretion of the Compensation Committee.

     If shareholders approve the 1994 Plan amendment and the option exchange program commences, eligible employees will be offered the opportunity to participate in the program under an Offer of Exchange to be filed with the SEC and distributed to all eligible employees. Employees will then be given at least 20 business days in which to accept the offer of the new options in exchange for the surrender of their eligible options. The surrendered options will be cancelled on the first business day following the election period. The new options will be granted no earlier than six months and one day following the cancellation of the old options. The Company expects the offer to commence in the third quarter of 2003 and for the new options to be issued in the first quarter of 2004.

Eligibility

     If approved by the shareholders and then implemented, the option exchange program will be open to all current employees of the Company who hold eligible options and provided the Company determines that participation is feasible and practicable under any applicable local regulations. The option exchange program will not be available to members of the Company’s Board of Directors, to executive officers named in the Summary Compensation Table in this proxy statement or to the Company’s former employees.

     Optionees who are Company employees on the date that the option exchange program is commenced will be eligible to elect to participate, but they will need to remain continuously employed by the Company through the date of the new grant if they are to receive new options. If an optionee is no longer an employee for any reason on the date that the new grants are made, he or she will not receive a new grant and the tendered options will be forfeited even if he or she elected to participate and has tendered his or her options for exchange. Voting in favor of the proposed option exchange program at the Annual Meeting does not constitute an election to participate in the option exchange program.

Exchange Ratios

     The exchange ratios for the option exchange program — i.e., how many current options an employee must surrender in order to receive one new option — were determined in a manner intended to minimize shareholder dilution. In all cases, an employee will be required to surrender a greater number of existing stock options than the number of new stock options issued in the exchange. New option grants calculated according to the exchange ratios will be rounded down to the nearest whole share on a grant-by-grant basis. Options will not be issued for fractional shares.

     The ratios set out below were established based on the Company’s stock price at March 17, 2003, after consultation with an independent third-party expert consultant on stock plans and shareholder proposals. In reviewing the exchange ratios, the consultant utilized an option valuation model to calculate the value of each option both before and after the exchange. The option valuation model took into account various factors, including the current fair market value of the Company’s Common Stock, the weighted average exercise price of the options proposed to be exchanged, weighted average remaining terms of those options, prevailing interest rates and the historical volatility of the Company’s stock price. The exchange ratios are intended to limit the dilution in ownership that normally results when all options are exchanged on a one-for-one basis.

Exchange Ratio
Exercise Price Range	(Cancelled to New)

$14.00 to $30.00	2 to 1
$30.01 to $53.00	3 to 1

     To participate in the option exchange, employees must surrender any options granted to them in the six months before the exchange offer. Options tendered that have been granted within those six months and that have an exercise price below the minimum for eligibility for the option exchange would be replaced using an exchange ratio determined by using the Black-Scholes option valuation model.

Election to Participate

     Under the option exchange program, eligible employees may make a one-time election to cancel grants of stock options that have an exercise price that is equal to or higher than $14.00 and to exchange them for new options in accordance with the exchange ratios set forth above.

     Participation in the option exchange program will be entirely voluntary. To participate in the program, an employee must cancel all of the options in a single grant and must surrender any options granted in the six months preceding the offer. This six-month rule is necessary in order to avoid unfavorable accounting treatment for the Company.

Exercise Price of New Options

     All replacement options will be granted with an exercise price equal to the fair market value of the Company’s Common Stock on the date of the new grant.

Vesting of New Options

     Each replacement option will vest as to 20% of the shares subject to the option six months after the grant date and will vest as to the remaining 80% of the shares subject to the option in eight equal quarterly installments, in each case conditioned upon continued employment with the Company. This means that all replacement options will be completely unvested at the time of the new grant, regardless of whether the options tendered for exchange were partially or completely vested.

     Employees may choose to exercise their new options at any time after the options vest and prior to the expiration of their terms. Options will only vest if the optionee remains an employee of the Company through the date of vesting and may only be exercised by an employee. Options that are not vested at the time of termination of employment cannot be exercised and will be forfeited.

Term of New Options

     The term of an option is the length of time during which it may be exercised. Under the option exchange program, each vested installment of a new option will have a term that ends four years after the applicable vesting date.

Other Conditions of New Options

     The other terms and conditions of the new options will be governed by the 1994 Plan and will be set forth in an option agreement to be entered into as of the new grant date. Replacement options will be nonstatutory stock options under U.S. federal income tax laws, regardless of whether the options tendered for exchange are incentive stock options or nonstatutory stock options. The shares of Common Stock for which the new options will be exercisable have already been registered with the Securities and Exchange Commission (the “SEC”) as part of the Company’s registration under the Securities Act of 1933, as amended, of shares issuable under the 1994 Plan.

Accounting Treatment

     The Company has structured the program to comply with current Financial Accounting Standards Board guidelines so that the Company will receive the same accounting treatment for the new options as it does for its currently outstanding options. The program has been designed so that the Company will not be subject to accounting compensation charges against earnings as a result of the grant of the new options.

U.S. Federal Income Tax Consequences

     The exchange of options should be treated as a non-taxable exchange, and the Company and its employees should recognize no income for U.S. federal income tax purposes upon the grant of the new options. All new options granted under the option exchange program will be nonstatutory stock options for U.S. federal income tax purposes.

Potential Modification to Terms to Comply with Governmental Requirements

     The terms of the option exchange program will be described in a Tender Offer Statement that will be filed with the SEC. Although the Company does not anticipate that the SEC would require the Company to materially modify the terms of the option exchange program, it is possible that the Company will need to alter the terms of the program to comply with SEC comments. In addition, it is currently the Company’s intention to make the program available to employees who are located outside of the United States, where permitted by local law and where the Company determines it is practical to do so. It is possible that the Company may need to make modifications to the terms offered to employees in countries outside the United States to comply with local requirements, or for tax or accounting reasons.

New Plan Benefits

     Because the decision as to whether or not an optionee will participate in the option exchange program is completely voluntary, the Company is not able to predict who will participate, how many options will be exchanged and the number of replacement options that the Company will be required to grant. As noted above, however, the Company’s executive officers named in the Summary Compensation Table and members of the Company’s Board of Directors are not eligible to participate in the option exchange program. Of the outstanding options held by eligible employees as of March 17, 2003, the maximum number of shares of Common Stock underlying options eligible for exchange was 8,607,554, and the maximum number of shares of Common Stock underlying the new options which could be issued under the above exchange ratios would be 4,091,444.

Effect on Shareholders

     Because the Company is unable to predict how many option holders will exchange their options or what the future market price of the Company’s Common Stock will be at the time of the new option grants, the Company is not able to predict the impact the option exchange program will have on the rights of the Company’s shareholders. The program was carefully designed by the Company, however, to have a positive value for shareholders and to avoid the dilution in ownership that normally results from supplemental grants of new stock options.

PROPOSAL 3 — APPROVAL OF 2003 STOCK OPTION PLAN

     In March 2003, the Board of Directors of the Company adopted, subject to the approval of the Company’s shareholders, the 2003 Stock Option Plan (the “2003 Plan”) for the purpose of granting stock options to purchase shares of the Company’s Common Stock to employees of and consultants to the Company. A total of 3,000,000 shares of Common Stock has been reserved for issuance under the 2003 Plan. No stock options have been or will be granted, and no shares of Common Stock have been or will be issued, under the 2003 Plan unless and until the 2003 Plan is duly approved by the Company’s shareholders.

     The Board of Directors recognizes that equity incentives such as stock options are critical factors in attracting, retaining and motivating employees, and that stock options provide the Company’s employees with a meaningful opportunity to more closely align their interests with those of the Company’s shareholders. If the 2003 Plan is approved by the shareholders, the Board of Directors believes that the shares available for option grants under the 2003 Plan, together with the remaining shares available under the Company’s Amended and Restated 1994 Stock Option Plan, should be sufficient to meet the Company’s presently anticipated stock option grant needs at least until the Company’s Annual Meeting of Shareholders in 2004.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE 2003 PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE 2003 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2003 PLAN.

Summary of 2003 Plan

     A summary of the principal provisions of the 2003 Plan is set forth below and is qualified in its entirety by reference to the 2003 Plan. A copy of the 2003 Plan is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Tekelec, 26580 West Agoura Road, Calabasas, California 91302. A copy of the 2003 Plan was also filed electronically with the Securities and Exchange Commission (the “SEC”) with this proxy statement.

Purpose

     The purposes of the 2003 Plan are to (i) attract and retain the services of employees who the Company believes are in a position to make material contributions to the successful operation of the Company’s business; (ii) motivate such persons, by means of performance-related incentives, to achieve the Company’s business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

Administration

     The 2003 Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two directors who are (a) “non-employee directors” under Rule 16b-3 of the Exchange Act of 1934, as amended, and (b) “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has designated the Compensation Committee, which is currently comprised of three directors, to administer the 2003 Plan. Subject to the provisions of the 2003 Plan, the Compensation Committee will have the authority, in its sole discretion, to grant options under the 2003 Plan, to interpret the provisions of the 2003 Plan and, subject to the requirements of applicable law, to prescribe, amend and rescind rules and regulations relating to the 2003 Plan. The Compensation Committee’s interpretation and construction of any provision of the 2003 Plan is final and binding.

     As administrator of the 2003 Plan, the Compensation Committee will select the optionees and determine the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making these determinations, the Compensation Committee will take into account a number of factors including, with respect to employees, the employee’s position and responsibilities, individual job performance, salary, previous stock option grants (if any), length of service to the Company, and other relevant factors.

Eligibility

     The 2003 Plan provides that nonstatutory stock options and incentive stock options may be granted to employees (including officers and directors who are also employees) of and consultants to the Company and its affiliates, including the Company’s subsidiaries; provided, however, that consultants may only be granted nonstatutory stock options. An affiliate means any corporation or any other entity controlling, controlled by or under common control with the Company. As of March 17, 2003, there were a total of 868 employees who met the eligibility requirements to be granted options under the 2003 Plan.

Terms of Options

     Options granted under the 2003 Plan will be either “incentive stock options” as defined in Section 422 of the Code or nonstatutory stock options. Each option will be evidenced by a written stock option agreement between the Company and the optionee and will be subject to the following additional terms and conditions:

(a)	Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an optionee may be granted incentive stock options that first become exercisable during any one calendar year under all of the Company’s plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 2003 Plan during any calendar year to any one optionee may not exceed 1,000,000 shares.

(b)	Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 2003 Plan will become exercisable at such times and in such cumulative installments as the Compensation Committee determines, subject to earlier termination of the option upon termination of the optionee’s employment for any reason. Options will typically vest and become exercisable in cumulative installments (e.g., equal quarterly installments) over periods of up to four years, and each vested installment will typically remain exercisable for a period of four years after vesting. An option may be exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon exercise of an option will be determined by the Compensation Committee and may consist of, as determined with respect to each option by the Compensation Committee, cash, check, previously owned shares of Common Stock, a promissory note, a combination of the foregoing or such other consideration as is determined by the Compensation Committee.

(c)	Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant will be equal to the closing sales price of the Company’s Common Stock as reported on The Nasdaq Stock Market. On March 17, 2003, the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market was $9.25 per share. Without shareholder approval, the Committee does not have the authority to amend or adjust the exercise price of any options previously granted under the 2003 Plan (except as required to reflect stock dividends or other similar events), whether through amendment, cancellation, replacement grant or other means.

(d)	Termination of Employment: If an optionee’s employment with the Company is terminated for any reason other than death or total and permanent disability, the option may be exercised within 90 days after such termination as to all or any part of the shares as to which the optionee was entitled to exercise the option at the time of termination. The Compensation Committee may also extend the period of time during which a nonstatutory stock option is exercisable after termination of employment to a period of up to the original term of the option, provided that the optionee may only exercise the option as to shares as to which the optionee was entitled to exercise the option at the time of termination.

(e)	Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within 180 days, or such longer period not exceeding one year as may be determined by the Compensation Committee at the time of grant, after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability. The Compensation Committee may also extend the period of time during which a nonstatutory stock option is exercisable after death or permanent and total disability to a period of up to the original term of the option, provided that the optionee may only exercise the option as to shares as to which the optionee was entitled to exercise the option at the time of such death or disability.

(f)	Expiration of Options: Options may not have a term greater than ten years from the grant date. No option may be exercised after its expiration.

(g)	Nontransferability of Option: Options are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and are exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the options by bequest or inheritance.

(h)	Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Compensation Committee.

Adjustment upon Changes in Capitalization or Control

     In the event that a change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the stock for which options are exercisable under the 2003 Plan, appropriate adjustment will be made in the exercise price of and the number and type of shares covered by outstanding options and in the number and type of shares available for issuance under the 2003 Plan. The adjustment will prevent dilution or enlargement of rights in any such event. In general, unless the terms of an option expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, the Compensation Committee, in its discretion, shall (1) make provision for the assumption of all outstanding options by the successor corporation, (2) declare that options shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the optionee and give each optionee the right to exercise his or her option as to all or any part of the shares covered by such options, including shares as to which the option would not otherwise be exercisable (other than shares as to which the option is not exercisable because the exercise period for those shares has expired), or (3) cause any options outstanding as of the effective date of such event to be cancelled in consideration of a cash payment or the grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Option, provided that the payment and/or grant are substantially equivalent in value to the fair market value of the cancelled options, as such equivalency is determined by the Compensation Committee.

Amendment, Termination and ERISA Status

     The Compensation Committee may amend or terminate the 2003 Plan at any time or from time to time without the approval of the Company’s shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 2003 Plan which would: (a) increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of employees eligible to participate; (c) remove the administration of the 2003 Plan from the Board of Directors or its committee; (d) extend the term of the 2003 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 2003 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 2003 Plan will terminate on the tenth anniversary of its approval by the Company’s shareholders, provided that any options then outstanding will remain outstanding until they expire by their terms.

     The 2003 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Tax Information

     The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax laws and interpretations thereof currently in effect and applicable to stock options. All such laws and interpretations are subject to change at any time, possibly with retroactive effective. A taxpayer’s particular situation may be such that some variation of the general rules may apply. This summary is not intended to be exhaustive and, among other things, does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 2003 Plan, the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

Incentive Stock Options

     If an option granted under the 2003 Plan is treated as an “incentive stock option” as defined in Section 422 of the Code, the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. As discussed below, the tax treatment to the optionee and the Company upon an optionee’s sale of the shares will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares received within the period ending on the later of (i) two years from the date of the grant of such option or (ii) one year after the exercise of the option, any gain realized upon disposition of the shares will be characterized as long-term capital gain subject to a maximum federal income tax rate of (a) 20% or (b) 18% if the shares are held for more than five years. The amount of gain realized on the disposition of the shares will be equal to the difference between the amount realized on the disposition and the optionee’s tax basis (i.e., the exercise price) in the shares. If the optionee does not dispose of the shares within the holding period specified above, the Company will not be entitled to a federal income tax deduction at any time.

     If an optionee disposes of the shares either within two years from the date the option is granted or within one year after the exercise of the option, the disposition will be treated as a “disqualifying disposition” for federal income tax purposes and an amount equal to the difference between (1) the lesser of the fair market value of the shares on the date of exercise and the amount realized on the disposition, and (2) the exercise price will be taxed as ordinary income subject to a maximum marginal federal income tax rate of 38.6% in the taxable year in which the disposition occurs. Specifically, under the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (Public Law No. 107 16) (the “Tax Relief Act”), the maximum marginal federal tax rate on ordinary income is 38.6% in 2003, 37.6% in 2004 and 2005 and 35.0% in 2006 and thereafter. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, in an insolvency proceeding, incident to a divorce, or upon death).

     The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price is an adjustment in determining an optionee’s alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from the disposition would generally eliminate any liability for alternative minimum tax for the year of exercise absent unusual circumstances. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would recognize alternative minimum taxable income and pay alternative minimum tax in the year of exercise. The individual would also recognize ordinary income in the year of the disqualifying disposition in an amount determined under the rules described above. A credit against the tax on such ordinary income would generally be available for the alternative minimum tax paid by reason of the exercise of the option. Optionees will be urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

     In general, there will be no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in the year of the disposition in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code.

Nonstatutory Stock Options

     Nonstatutory stock options granted under the 2003 Plan do not qualify as “incentive stock options” and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted nonstatutory stock options because the options themselves are not actively traded on an established market and will have no readily ascertainable fair market value at the time of grant. However, upon exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price of the option. The income realized by the optionee will be treated as compensation income subject to income and employment tax withholding by the Company out of the current compensation payable to the optionee. If those earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability or to make other arrangements which are satisfactory to the Company (as determined by the Company in its sole discretion).

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee’s tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee’s holding period for the shares without “tacking on” any holding period for the option. The optionee’s tax basis for determination of such gain or loss will ordinarily be the sum of (1) the amount paid for the shares (i.e., the exercise price), plus (2) any ordinary income recognized as a result of the exercise of the option. The maximum rate is 18% if the shares are held for more than five years. If the holding period for the shares is shorter, the maximum marginal federal income tax rate will be up to 38.6% in the taxable year in which the disposition occurs. Specifically, under the provisions of the Tax Relief Act, the maximum marginal federal tax rate on ordinary income is 38.6% in 2003, 37.6% in 2004 and 2005, and 35.0% in 2006 and thereafter.

     In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided that the Company has satisfied its withholding and reporting obligations under the Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.

New Plan Benefits

     Because options under the 2003 Plan will be granted at the sole discretion of the Compensation Committee, it cannot be determined at this time either which individuals or classes of employees will receive option grants under the 2003 Plan or which individuals or classes of employees would have received option grants if the proposed 2003 Plan had been in effect during the Company’s last fiscal year.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO EMPLOYEE STOCK
PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK ISSUABLE THEREUNDER BY 800,000 SHARES

     In 1996, the Board of Directors of the Company adopted and the shareholders of the Company approved the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) under which 800,000 shares of Common Stock were initially reserved for issuance. In 2001, the Company’s Board of Directors and the Company’s shareholders amended the Purchase Plan to increase the number of shares authorized for issuance thereunder by 200,000 shares.

     In March 2003, the Board of Directors amended the Purchase Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by an additional 800,000 shares. If the amendment is approved, a total of 1,800,000 shares will have been authorized for issuance under the Purchase Plan since its inception.

     The most recently completed six-month offering period under the Purchase Plan in which shares were purchased commenced on January 1, 2002 and ended on June 30, 2002. At that time, the total number of shares which would otherwise have been subject to options under the Purchase Plan exceeded the number of shares available for issuance. The remaining shares were therefore allocated pro rata among the employees participating in the Purchase Plan in as equitable a manner as possible. Because all shares authorized under the Purchase Plan have been issued, employees could not participate in the Purchase Plan during the six-month offering periods that began on July 1, 2002 and on January 1, 2003.

     The Board of Directors believes that it is in the best interest of the Company and its shareholders that the number of shares authorized for issuance under the Purchase Plan be increased and that participation in the Purchase Plan again become available to employees.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE PURCHASE PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 800,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE PURCHASE PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

Summary of Purchase Plan

     A summary of the principal provisions of the Purchase Plan is set forth below and is qualified in its entirety by reference to the Purchase Plan. A copy of the Purchase Plan is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Tekelec, 26580 West Agoura Road, Calabasas, California 91302. A copy of the Purchase Plan was also filed electronically with the SEC with this proxy statement.

Purpose

     The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan is an important component of the benefits package offered by the Company to its employees and provides employees with a convenient means to acquire an equity interest in the Company and to enhance their sense of participation in the affairs of the Company. The Purchase Plan also provides employees with an incentive for continued employment with the Company.

Administration

     The Purchase Plan is required to be administered by the Board of Directors or a committee appointed by the Board of Directors, and the Board has appointed the Compensation Committee to administer the Purchase Plan. All questions of interpretation or application of the Purchase Plan are determined in the sole discretion of the Compensation Committee whose decisions are final, conclusive and binding upon all participants. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan.

Offering Dates

     The Purchase Plan is implemented by one offering during each six-month period in which the Plan remains in effect and provided there are shares available for issuance under the Purchase Plan. The offering periods commence on January 1 and July 1 of each year. The first offering period began on July 1, 1996 and the most recent offering period during which shares were issued began on January 1, 2002. If the amendment to the Purchase Plan is approved by the shareholders, the next offering period under the Purchase Plan will commence on July 1, 2003.

Eligibility

     Employees (including officers and directors) are eligible to participate in the Purchase Plan if they are employed more than 20 hours per week and have completed 30 days of continuous employment with the Company or its subsidiaries as of the first day of an offering period. Of the approximately 990 employees who were eligible to participate in the offering period which commenced on January 1, 2002, 434 employees were participating as of the last day of the offering period. As of March 17, 2003, 868 employees, including eight executive officers, would have been eligible to participate in the Purchase Plan if there had been an offering in effect as of that date.

Participation in the Plan

     Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the commencement of an offering period, a completed subscription agreement authorizing payroll deductions in any multiple of 1% up to a maximum of 15% (or such greater percentage as may be determined by the Board) of his or her total eligible W-2 cash compensation (e.g., base salary, bonus, overtime and commissions). By executing a subscription agreement, an employee becomes entitled to have shares placed under option to him or her, but he or she does not become obligated to purchase the shares. An employee’s participation in the Purchase Plan continues from offering period to offering period at the deduction rate authorized in the subscription agreement unless the participant files a new subscription agreement specifying a different rate or withdraws as a participant in the Purchase Plan. An employee who first becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate until the commencement of the next offering period.

     If the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made among all participants in as equitable a manner as is practicable. No employee will be permitted to participate in the Purchase Plan if, immediately after the grant of an option thereunder, the employee would own 5% or more of the voting stock or value of all classes of stock of the Company or its subsidiaries (including stock which may be purchased through subscriptions under the Purchase Plan or pursuant to any other options). To ensure that IRS limitations are not exceeded, the Company will not permit any employee to purchase in any calendar year more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to the Purchase Plan.

Purchase Price

     The purchase price per share under the Purchase Plan is 85% of the lesser of the fair market value of a share of Common Stock on the date the six-month offering period commences or on the date the offering period terminates. The fair market value of the Common Stock on a given date is equal to the closing sales price of the Common Stock on such date on The Nasdaq Stock Market as reported in The Wall Street Journal. On March 17, 2003, the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market was $9.25 per share.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the offering period based upon the percentage of compensation selected by the employee when enrolling to participate in the Purchase Plan. A participant may discontinue his or her participation in the Purchase Plan at any time but may not increase or decrease the rate of payroll deductions for an offering period after it commences. The participant may, however, increase or decrease the rate of payroll deductions for a future offering period prior to commencement of the offering period.

     All payroll deductions are credited to the participant’s account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

Purchase of Stock; Exercise of Option

     The maximum number of shares placed under option to a participant in the Purchase Plan at the commencement of an offering period is the number of whole shares of Common Stock determined by dividing $12,500 by the fair market value of one share of Common Stock at the beginning of the offering period.

     Unless an employee discontinues his or her participation in the Purchase Plan, his or her option to purchase the shares subject thereto will be exercised automatically using accumulated payroll deductions on the last day of the offering period at the applicable price. Any cash remaining to the credit of a participant’s account under the Purchase Plan after the purchase of such shares, other than any amount representing a fractional share, will be returned to the participant. Any amount representing a fractional share will be credited to a participant’s account for the next offering or returned to the participant.

     Beginning with the offering period that commences on July 1, 2003, participants who acquire shares under the Purchase Plan may not sell or otherwise transfer the shares for a period of six months after the purchase date. To enforce this restriction on transfer, the Company intends to establish a separate account with the Company’s transfer agent in which shares will be held for the six-month period following a purchase date. While the shares are held in this separate account, the participants who own the shares may vote them and shall be considered the owners of the shares. As promptly as practicable after the end of the six-month holding period, the participant’s shares will be delivered to him or her, or credited to his or her account by electronic transfer to a securities account maintained in the participant’s name.

     The Board believes that the six-month holding period requirement encourages employees to make a longer term commitment to and investment in the Company. The Board of Directors or Compensation Committee may permit the sale or other transfer of shares during the six-month “escrow” period if it finds that the restriction on transfer creates an undue hardship on a plan participant.

Withdrawal

     A participant’s interest in an offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan at any time prior to the end of an offering period. Promptly after any such withdrawal, the payroll deductions credited to the participant’s account will be returned to him or her without interest. A participant’s withdrawal from an offering or an employee’s decision not to participate in an offering does not have any effect upon his or her eligibility to participate in subsequent offerings under the Purchase Plan; provided, however, that an employee who is an officer or director of the Company and who ceases participation in the Purchase Plan may not participate again for at least six months following such cessation of participation.

Termination of Employment

     If a participant terminates his or her employment for any reason, including retirement or death, or fails to remain employed by the Company for more than 20 hours per week during an offering period, his or her participation in the Purchase Plan will automatically be terminated. In any such case, the payroll deductions credited to the participant’s account will be refunded without interest.

Adjustment upon Changes in Capitalization or Control

     Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by an option under the Purchase Plan and the number of shares which are available for issuance, as well as the option price per share of an unexercised option, will be proportionately adjusted for any change in the number of shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like.

     In the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, outstanding options will be assumed by the successor corporation or the Board will declare that any option will terminate as of a date fixed by the Board of Directors or its committee which is at least 30 days after the notice thereof and, unless a participant terminates his or her participation in the Purchase Plan prior to such date, his or her option for the purchase of shares will be automatically exercised on such date and the accumulated payroll deductions credited to a participant’s account on such date will be applied to purchase whole shares of the Company’s Common Stock (up to the maximum number of shares subject to his or her option).

Nonassignability

     No rights or accumulated payroll deductions of a participant in the Purchase Plan may be pledged, assigned or transferred for any reason (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or upon the death of a participant as provided in the Purchase Plan), and any such attempt may be treated by the Company as an election by the participant to withdraw from the Purchase Plan.

Amendment, Termination and ERISA Status

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that termination of the Purchase Plan may not affect options previously granted thereunder nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant without the prior written consent of the participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements or materially increase the benefits which may accrue to participants under the Purchase Plan. In any event, the Purchase Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., April 4, 2006), provided that such termination shall not affect options then outstanding.

     The Company believes that the Purchase Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.

Tax Information

     The Purchase Plan and the rights of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of an option grant or purchase of shares. As summarized below, a participant may become liable for tax upon disposition of the shares acquired under the Purchase Plan.

     If shares are not disposed of by a participant within two years after the date of the beginning of the offering period in which such shares were acquired or within one year after the transfer of the shares to the participant, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares at the beginning of the offering period in which the shares were acquired over the purchase price of the shares (computed as of the commencement of the offering period) would be treated as ordinary income to the participant. Any additional gain on the disposition would be treated as long-term capital gain. If shares are disposed of in a transaction that satisfies the holding period requirement and in which the sales price is less than the purchase price, the participant would not recognize any ordinary income and would have a long-term capital loss equal to the difference between the sale price and the purchase price.

     If shares are disposed of by a participant (including by way of gift) before the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), then the excess of the fair market value of the shares on the date the option is exercised (i.e., the last day of an offering period) over the purchase price of the shares would be treated as ordinary income to the participant. This excess would constitute ordinary income in the year of sale or other disposition even if no additional gain is realized on the sale. The balance of any gain realized on such disposition would be treated as a short-term or long-term capital gain, as the case may be. Even if the shares are sold for less than their fair market value on the date the option was exercised, ordinary income will be recognized equal to the difference between the purchase price and the value of the shares on the option exercise date, and any difference between the sales price and the value of the shares on the option exercise date will constitute short-term or long-term capital gain or loss, depending on how long the shares were held after their exercise.

     Any amount taxed to a participant as ordinary income under the rules described above would be added to the actual purchase price of the shares in determining the tax basis of the shares for the purpose of determining capital gain or loss on a sale or other disposition of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that (i) ordinary income is recognized upon disposition of shares by a participant before the expiration of the two-year and one-year holding periods described above and (ii) the Company has satisfied its reporting obligations under the Code. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, employees are required to notify the Company in writing of the date and terms of any disqualifying disposition of shares purchased under the Purchase Plan.

Amended Plan Benefits

     Purchases of the Company’s Common Stock under the Purchase Plan are made at the discretion of the participants therein. Accordingly, future purchases under the Purchase Plan if the amendment is approved are not yet determinable.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT
OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has, in accordance with the recommendation of its Audit Committee, appointed PricewaterhouseCoopers LLP, independent accountants, to audit the Company’s consolidated financial statements for the year ending December 31, 2003, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Fees Paid to the Company’s Accountants

     The Company paid PricewaterhouseCoopers LLP the following fees for services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2002, the reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during 2002 and other services rendered to the Company during 2002:

     Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that year were $245,000.

     Financial Information Systems Design and Implementation Fees. There were no fees paid to PricewaterhouseCoopers LLP for financial information systems design and implementation services for the year ended December 31, 2002.

     All Other Non-Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under “Audit Fees” for the year ended December 31, 2002, were $1,251,000. Such fees included $500,000 billed by PricewaterhouseCoopers LLP for professional services rendered for the preparation of carve-out financial statements in connection with the Company’s divestiture of its Network Diagnostics Division, $66,000 for professional services provided in connection with acquisition-related due diligence projects, $225,000 for professional services provided for information systems security and controls reviews, and $460,000 for professional services provided for project management support on a new information technology system.

     The Audit Committee periodically reviews the audit and non-audit services performed by PricewaterhouseCoopers LLP. The Audit Committee has considered, among other things, whether PricewaterhouseCoopers LLP’s provision of information technology services or other non-audit services to the Company is compatible with PricewaterhouseCoopers LLP’s independence.

OTHER MATTERS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald W. Buckly Corporate Secretary

Calabasas, California March 31, 2003

TEKELEC
AMENDED AND RESTATED 1994 STOCK OPTION PLAN

1.	Establishment and Purposes of the Plan.

     Tekelec hereby establishes this Amended and Restated 1994 Stock Option Plan to promote the interests of the Company and its shareholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company’s business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company’s business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.	Definitions.

          The following definitions shall apply throughout the Plan:

          a. “Affiliate” shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

          b. “Board of Directors” shall mean the Board of Directors of the Company.

          c. “Code” shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

          d. “Common Stock” shall mean the common stock, without par value, of the Company.

          e. “Company” shall mean Tekelec, a California corporation and any “subsidiary” corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

          f. “Committee” shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

          g. “Continuous Employment” shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

          h. “Employee” shall mean any employee of the Company, including officers and directors who are also employees.

          i. “Fair Market Value” shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System, the Fair Market Value per Share shall be the closing price on the NASDAQ National Market System as of the date of grant of the Option, as reported in The Wall Street Journal or such other source as the Board deems reliable or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

          j. “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          k. “Non-Statutory Stock Option” shall mean an Option which is not an Incentive Stock Option.

          l. “Option” shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

          m. “Option Agreement” means a written agreement substantially in the form attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

          n. “Optioned Stock” shall mean the Common Stock subject to an Option granted pursuant to the Plan.

          o. “Optionee” shall mean any Employee who is granted an Option.

          p. “Plan” shall mean this Tekelec Amended and Restated 1994 Stock Option Plan.

          q. “Shares” shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

3.	Shares Reserved.

          The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be Twenty Seven Million Seven Hundred Thousand (27,700,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

          Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

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4.	Administration of the Plan.

          a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom shall be an “outside director” as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

          b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement, provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to an Optionee under the Plan, whether through amendment, cancellation, replacement grant or otherwise; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          c. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

          d. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

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                 e.     The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.	Eligibility.

                 Options may be granted under the Plan only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.	Terms and Conditions of Options.

                 Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

                 a.     Time of Granting Options. The date of grant of an Option shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

                 b.     Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is Eight Hundred Thousand (800,000) Shares. If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

                 c.     Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than one-hundred percent (100%) with respect to Non-Statutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the Fair Market Value per Share on the date of grant.

                 In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than one-hundred-ten percent (110%) of the Fair Market Value per Share on the date of grant.

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                 d.     Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company’s withholding obligations. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

                 If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

                 e.     Term of Options. The term of an Incentive Stock Option may be up to ten (10) years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option.

                 The term of a Non-Statutory Stock Option may be up to ten (10) years from the date such Employee first becomes vested in any portion of an Option award.

                 The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

                 f.     Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds One Hundred Thousand Dollars ($100,000), the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7.	Exercise of Option.

                 a.     In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as

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shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

                 An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

                 b.     Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(d) of the Plan.

                 c.     Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                 d.     Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

                 e.     Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Employment he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Employment (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                 Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Employment; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Employment shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any

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extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Employment.

                 Notwithstanding anything to the contrary herein, the Committee may at the time of granting an Option and at any time prior to the termination of such Option, with the consent of the Optionee and subject to such terms and conditions as the Committee in its discretion deems advisable or appropriate, extend the period of time during which the Optionee may exercise his or her Option following the date he or she ceases his or her Continuous Employment due to retirement after having reached the age of 55 and having engaged in Continuous Employment for at least five years prior to such retirement (hereafter referred to as a “Qualifying Retirement”); provided, however, that (i) the maximum period of time during which such Option shall be exercisable following such Qualifying Retirement shall not extend beyond the term of such Option as set forth in the Option Agreement; and (ii) notwithstanding any extension of time during which such Option may be exercised following a Qualifying Retirement, such Option, unless otherwise granted or amended by the Committee, shall only be exercisable following Qualifying Retirement to the extent the Optionee was entitled to exercise such option on the date he or she ceased his or her Continuous Employment.

                 f.     Death or Disability of Optionee. If an Optionee’s Continuous Employment ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six (6) months (or such other period of time not exceeding one (1) year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                 g.     Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

                 h.     Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the

7

Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

                 Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

                 i.     Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company’s withholding obligations under Federal and state law.

8.	Nontransferability of Options.

                 Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

9.	Holding Period.

                 In the case of officers and directors of the Company, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10.	Adjustment Upon Change in Corporate Structure.

                 a.     Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the

8

Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

                 b.     In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least thirty (30) days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

                 c.     No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11.	Shareholder Approval.

                 Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such shareholders. Shareholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the State of California.

12.	Amendment and Termination of the Plan.

                 a.     Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of shareholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements

9

as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

                 b.     Effect of Amendment or Termination. Except as otherwise provided in Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this Amended and Restated 1994 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by shareholders as provided in Section 11 of the Plan.

13.	Indemnification.

                 No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.	General Provisions.

                 a.     Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

                 b.     No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason.

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                 No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

                 c.     Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

                 d.     Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of laws rules thereof.

                 e.     Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

                 f.     Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

                 g.     Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

                 h.     Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

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15.	Effective Date and Term of Plan.

                 The Plan shall become effective upon shareholder approval as provided in Section 11 of the Plan. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

12

AMENDED AND RESTATED 1994 STOCK OPTION PLAN
Stock Option Agreement

Tekelec hereby grants to you an Option under the Tekelec Amended and Restated 1994 Stock Option Plan (the “Plan”), to purchase the number of shares of Tekelec Common Stock set forth below.

Name:

Employee ID #:

Date of Grant:

Type of Option:

Number of Shares:

Exercise Price:

Payment:	Payment of the exercise price and applicable taxes may be made (i) by cash or check and/or (ii) pursuant to a “Cashless” exercise (see Option Terms and Conditions attached hereto).

Vesting Schedule:	16 equal quarterly installments; the first installment will vest on M/D/Y, and one additional installment will vest on the last day of each calendar quarter thereafter, as long as you remain an employee of the Company.

Expiration Date:	M/D/Y; provided, however, that in the event of your termination of employment with the Company or your disability or death, the provisions of Sections 6 and 7 of the Option Terms and Conditions attached hereto shall apply to your right to exercise the Option.

This Stock Option Agreement consists of this page and the Option Terms and Conditions and the Notice of Exercise of Stock Option attached hereto. By signing below, you accept the grant of this Option and agree that this Option is subject in all respects to the terms and conditions of the Plan located on Tekelec’s internal website at Teksource. Copies of the Plan and Prospectus containing information concerning the Plan are available upon request to                      at                      or                     @tekelec.com.

You further acknowledge and agree that (i) you have carefully reviewed this Stock Option Agreement (including the Option Terms and Conditions attached hereto) and the Plan and (ii) this Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding this Option and supersede all prior oral and written agreements with respect thereto.

TEKELEC

By:

Print Name:		Date

Title:

	Optionee	Date

TEKELEC AMENDED AND RESTATED 1994 STOCK OPTION PLAN
Stock Option Agreement — Option Terms and Conditions

The following Terms and Conditions apply to the nonstatutory stock option granted by Tekelec to the Optionee whose name appears on the Stock Option Agreement to which these Terms and Conditions are attached.

1.	Amended and Restated 1994 Stock Option Plan. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec Amended and Restated 1994 Stock Option Plan (the “Plan”) adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

2.	Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.

3.	Method of Payment. The aggregate exercise price of the Shares purchased upon an exercise, in whole or in part, of the Option may be paid in one or both of the following forms:

(a)	Check made payable to the Company or its designated agent; and/or

(b)	Through a special sale and remittance procedure commonly referred to as a “cashless exercise” pursuant to which the Optionee (or any other person(s) entitled to exercise the Option) shall concurrently provide irrevocable written instructions:

(i)	to a brokerage firm to effect the immediate sale of a sufficient number of the Shares purchased upon the exercise of the Option to enable such brokerage firm to remit out of the sales proceeds available upon the settlement date, sufficient funds to Tekelec to cover the aggregate exercise price payable for the purchased Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by Tekelec by reason of such exercise and/or sale; and

(ii)	to Tekelec to deliver the certificate(s) for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the aggregate exercise price must accompany the Notice of Exercise delivered by the Optionee to Tekelec in connection with the Option exercise.

4.	Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a)	This Option shall vest and be exercisable cumulatively as set forth on the first page of the Stock Option Agreement. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment; provided, however, that an Option may not be exercised for a fraction of a Share. In the event of the Optionee’s termination of employment with the Company or Optionee’s disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

(b)	This Option shall be exercisable by written notice (in the form of the Notice of Exercise of Stock Option attached hereto, as amended from time to time) which shall state the Optionee’s election to exercise this Option and the number of Shares being purchased and set forth such other information as may be required by the Company in connection with the exercise of the Option. Such written notice shall be signed by the Optionee and shall be delivered in person or by facsimile (818.880.0176) or certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall specify the method of payment of the aggregate exercise price in accordance with Section 3 above. The certificate or certificates for the purchased Shares shall be registered in the name of the Optionee unless otherwise specified by the Optionee in the Notice of Exercise.

(c)	No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

5.	Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon Optionee’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.	Termination of Employment. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Employment, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

7.	Death or Disability. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

8.	Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

9.	Withholding upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

10.	Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.	No Right of Employment. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

12.	Miscellaneous.

(a)	Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the “Parties”) and their respective successors and assigns.

(b)	No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

(c)	Amendments.

(i)	The Committee reserves the right to amend the terms and provisions of this Option without the Optionee’s consent to comply with any Federal or state securities law.

(ii)	Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

(d)	Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

(e)	Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

* * * *

TEKELEC	NOTICE OF EXERCISE OF STOCK OPTION

I hereby notify Tekelec that I elect to exercise the options listed below to purchase the number of shares of Tekelec Common Stock indicated below. In connection with the exercise of my options and the purchase of such shares, I have received and carefully reviewed a copy of the Company’s Prospectus containing information about the Amended and Restated 1994 Stock Option Plan and the shares of Tekelec Common Stock issuable thereunder.

Section I: Personal Data (Please print legibly)

Name:	Employee ID #:

Address:	SSN:	- -

City, State, Zip:	Phone:	( )

Section II: Statement of Intent to Exercise

Type of Option: (check one)	☐ Incentive Stock Option (ISO)	☐ Nonstatutory Stock Option (NSO)

	Option Grant	# Shares		Exercise Price				Total Exercise
Option #	Date	Exercise		per Share		Taxes (NSO only)		Price
			X	$	+	TBD	=	$

			X	$	+	TBD	=	$

			X	$	+	TBD	=	$

				Total amount due to TEKELEC:				$

NSO Exercises Only: I understand that for NSO exercises I am required to pay Federal and state income and employment taxes on the gain, as measured, as of the date of exercise, by the difference between the option exercise price and the fair market value of the shares purchased. Tax calculations will be provided by the Stock Plan Administrator.

ISO Exercises Only: I will promptly notify Tekelec if I sell, transfer, gift or otherwise dispose of any or all of the shares acquired upon the exercise of an ISO at any time (a) within one year after the date hereof; or (b) within two years after the ISO grant date.

Section III: Method of Exercise (Please check one)

☐ Exercise and hold	☐ Same day sale of all shares exercised	☐ Same day sale of	shares exercised

Section IV: Method of Payment (Please check one)

☐ Cashless Exercise — proceeds from sale of stock	☐ Check made payable to Tekelec

Section V: Broker Information

Name of Broker:	Address:

Contact Name:	Fax No.:

Account No.:	Phone No.:

Section VI: Certificate Registration (Please check one)

☐ Issue stock in my name individually and mail stock certificate to the above address.

☐ Issue stock in street name and send directly to my Broker at the above address.

Employee signature:	Date:	, 200

Please return your completed Notice of Exercise to	,Tekelec Stock Plan Administrator.

Received by	on behalf of Tekelec on	, 200	.
Signature

AMENDMENT NO. 1 TO
AMENDED AND RESTATED
1994 STOCK OPTION PLAN

     The Tekelec Amended and Restated 1994 Stock Option Plan (the “Plan”) is hereby amended to permit, on a one-time basis, an exchange of outstanding options to purchase Common Stock with an exercise price per share at or above $14.00 granted under the Plan (the “Eligible Options”), by eligible employees of the Company, for replacement options (“Replacement Options”) to be granted under the Plan on a date that is at least six months and one day from the date of cancellation of the surrendered Eligible Options. The Replacement Options will have an exercise price equal to the closing sales price of the Common Stock on the date of grant.

     All current employees of the Company who hold Eligible Options will be eligible to participate in the option exchange program, provided that the Company determines that participation is feasible and practicable under any applicable local regulations and, provided further, that members of the Company’s Board of Directors and the executive officers of the Company named in the Summary Compensation Table in the Company’s proxy statement for its 2003 Annual Meeting of Shareholders will not be eligible to participate in the program.

     The exchange ratios for Eligible Options surrendered in exchange for Replacement Options shall be as follows:

Exchange Ratio
Option Exercise Price	(Cancelled to New Shares)

$14.00-$30.00 $30.01-$53.00	2.0 to 1 3.0 to 1

     To participate in the stock option exchange program, an employee must surrender all of the Eligible Options issued to such employee in a single grant and must surrender all options granted in the six months preceding the exchange offer. Options tendered that have been granted within such six-month period and that have an exercise price below the minimum for eligibility for the option exchange would be replaced using an exchange ratio determined by using the Black-Scholes option valuation model.

     Each Replacement Option shall be a nonstatutory stock option and will vest as to 20% of the shares subject to the option six months after the grant date and will vest as to the remaining 80% of the shares subject to the option in eight equal quarterly installments, in each case conditioned upon continued employment with the Company. Each vested installment of a Replacement Option will remain exercisable for four years after the applicable vesting date, subject to earlier termination in connection with the termination of employment in accordance with the terms of the Plan. All other terms of the Replacement Options shall be consistent with the Company’s standard terms for nonstatutory stock options granted under the Plan.

     Shares which are subject to Eligible Options surrendered in the option exchange program and which are not used for the grant of Replacement Options will be cancelled and will not be available for future option grants under the 1994 Plan.

     All other terms and conditions of the stock option exchange program shall be determined in the sole discretion of the Board of Directors or the Compensation Committee of the Board of Directors.

2003 STOCK OPTION PLAN

1.	Establishment and Purposes of the Plan.

          Tekelec hereby establishes this 2003 Stock Option Plan to promote the interests of the Company and its shareholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make material contributions to the successful operation of the Company’s business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company’s business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.	Definitions.

          The following definitions shall apply throughout the Plan:

          a. “Affiliate” shall mean any entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the Company.

          b. “Board” shall mean the Board of Directors of the Company.

          c. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

          d. “Common Stock” shall mean the common stock, without par value, of the Company.

          e. “Company” shall mean Tekelec, a California corporation, any “subsidiary” corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code, and any Affiliate, whether now or hereafter existing.

          f. “Committee” shall mean the committee of the Board appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office the Board.

          g. “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment by the Company. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

          h. “Employee” shall mean any employee of the Company, including officers and directors who are also employees and, for purposes of eligibility for Nonstatutory Stock Options, any consultant to the Company, whether or not employed by the Company.

          i. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

          j. “Fair Market Value” shall mean, with respect to Shares, the fair market value per Share on the date an option is granted (or in connection with the Company’s right to repurchase the Shares, the date of termination) as determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the first preceding day on which there were such reported prices) as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System) or, in the event the Common Stock is listed on a stock exchange or quoted on the Nasdaq National Market System (“Nasdaq”), the fair market value per Share shall be the closing price on the exchange or on the Nasdaq National Market System on the date of grant of the Option (or, if there are no sales on such date, on the first preceding day on which there were reported sales), as reported in The Wall Street Journal.

          k. “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          l. “Nonstatutory Stock Option” shall mean an Option which is not an Incentive Stock Option.

          m. “Option” shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

          n. “Option Agreement” means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

          o. “Optioned Stock” shall mean the Common Stock subject to an Option granted pursuant to the Plan.

          p. “Optionee” shall mean any Employee who is granted an Option.

          q. “Plan” shall mean this Tekelec 2003 Stock Option Plan.

          r. “Securities Act” shall mean the Securities Act of 1933, as amended.

          s. “Shares” shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 9 of the Plan.

3.	Shares Reserved.

          The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 3,000,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 9 of the Plan. Such number of Shares may be set aside out of authorized but

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unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

          Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.	Administration of the Plan.

          a. The Plan shall be administered by a Committee designated by the Board to administer the Plan and consisting of not less than two directors and subject to such terms and conditions as the Board may prescribe. Members of the Committee who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to him or her. Each director designated by the Board to administer the Plan shall be a “non-employee” director for purposes of Rule 16b-3 under the Exchange Act and an “outside director” as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

          b. Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion to in accordance with Section 6(c) of the Plan: (i) grant either Incentive Stock Options in accordance with Section 422 of the Code or Nonstatutory Stock Options, (ii) determine the Fair Market Value per Share in accordance with Section 6(c) of the Plan, (iii) determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan, (iv) determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares subject to each Option, (v) prescribe, amend and rescind rules and regulations relating to the Plan, subject to the limitations set forth in Section 11 of the Plan, (vi) determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to an Optionee under the Plan, whether through amendment, cancellation, replacement grant or otherwise, without the approval of the shareholders of the Company obtained in the manner provided in Section 10 of the Plan, (vii) accelerate the exercise date of any Option, (viii) determine whether any Optionee will be required to execute a stock purchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to

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amend any such agreement, (ix) interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, (x) determine the eligibility of an Employee for benefits hereunder and the amount thereof, (xi) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Options or agreements relating to the grant or exercise thereof and (xii) make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present or acts approved in writing by a majority of the members of the Committee without a meeting shall constitute acts of the Committee.

          e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.	Eligibility.

          Options may be granted under the Plan only to Employees; provided, however, that consultants shall only be eligible to receive Nonstatutory Stock Options. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.	Terms and Conditions of Options.

          Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Nonstatutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Board may deem advisable, the following terms and conditions:

          a. Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be made as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

          b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 1,000,000 (as may be adjusted pursuant

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to Section 9 herein) Shares. If an Option held by an Employee or consultant of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee or consultant and any replacement Option granted to such Employee or consultant shall also count against such limit.

          c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant of an Option.

                 In the case of any Option granted to an Employee who at the time of grant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code or otherwise) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporations of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Committee, including without limitation (i) by delivery of a promissory note, (ii) by tendering previously acquired Shares (valued at Fair Market Value as of the date of tender) that have been owned for a period of at least six months (or such other period as is necessary to avoid accounting charges against the Company’s earnings), (iii) if Shares are traded on a national securities exchange or Nasdaq, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price, or (iv) any combination of (i), (ii) and (iii). In connection with all exercises of Options and regardless of the medium of payment, the Optionee shall pay in cash any amount necessary to satisfy the Company’s withholding obligations.

          e. Term of Options. The term of each Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

                 The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth in the Option Agreement.

          f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

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7.	Exercise of Option.

          a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

                 An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable thereunder from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

          b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, together with (i) any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and (ii) payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Board are made).

          c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

          d. Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

          e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, he or she may, but only within 90 days following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed the original term of such

6

Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee.

          f. Death or Disability of Optionee. If an Optionee’s Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within 180 days (or such other period of time not exceeding one year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee.

          g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

          h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall (i) deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised or (ii) otherwise arrange for such Shares to be issued to the Optionee. The time of issuance and, if applicable, delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

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                 Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from the appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state law, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Shares may then be listed. Any such issuance may be further subject to the approval of counsel for the Company with respect to such compliance.

                 i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company’s withholding obligations under Federal and state law.

8.	Nontransferability of Options.

          Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

9.	Adjustment Upon Change in Corporate Structure.

          a. Subject to any required action by the shareholders of the Company, the number and type of Shares covered by each outstanding Option, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Common Stock) or reclassification of the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the Committee’s determination in that respect shall be final, binding and

8

conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

          b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation, (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(h) of the Plan or (iii) cause any Options outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Option, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled Options as determined by the Committee.

          c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

10.	Shareholder Approval.

          Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such shareholders. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained. Shareholder approval shall be obtained (i) by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California or (ii) by written consent of the holders of the outstanding Shares having not less than the minimum number of votes that would be necessary to authorize the approval at a meeting of the shareholders duly held in accordance with the laws of the State of California.

11.	Amendment and Termination of the Plan.

          a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable and shall make any amendments

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which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of shareholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 9 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 14 hereunder.

          b. Effect of Amendment or Termination. Except as otherwise provided in Section 9 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 2003 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by shareholders as provided in Section 10 of the Plan.

12.	Indemnification.

          No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Board and the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board or Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, such Board or Committee member shall in writing have offered the Company the opportunity, at its own expense, to handle and defend the same.

13.	General Provisions.

          a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

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          b. No Enlargement of Rights. Neither the Plan, nor the granting of Options, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company to discharge any Employee at any time for any reason or no reason.

                 No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

                 c.     Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

                 d.     Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws rules thereof.

                 e.     Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

                 f.     Information to Optionees. The Company shall provide without charge to each Optionee copies of its annual financial statements (which need not be audited), which may be included within such annual and periodic reports as are provided by the Company to its shareholders generally.

                 g.     Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

                 h.     Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be

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construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

14.	Effective Date and Term of Plan.

          The Plan shall become effective upon shareholder approval as provided in Section 10 of the Plan. Options may be granted under the Plan prior to securing such shareholder approval provided that such Options shall be expressly subject to securing such shareholder approval and may not be exercised in whole or in part unless such shareholder approval has been duly obtained. The Plan shall continue in effect for a term of ten years following shareholder approval unless sooner terminated under Section 11 of the Plan.

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CERTIFICATE OF SECRETARY

          The undersigned Secretary of Tekelec, a California corporation (the “Company”), hereby certifies that the foregoing is a true and correct copy of the Company’s 2003 Stock Option Plan.

          IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

Date:	, 2003
Ronald W. Buckly, Secretary

2003 STOCK OPTION PLAN
Stock Option Agreement

Tekelec hereby grants to you an Option under the Tekelec 2003 Stock Option Plan (the “Plan”), to purchase the number of shares of Tekelec Common Stock set forth below.

Name:

Employee ID #:

Date of Grant:

Type of Option:

Number of Shares:

Exercise Price:

Payment:	Payment of the exercise price and applicable taxes may be made (i) by cash or check and/or (ii) pursuant to a “Cashless” exercise (see Option Terms and Conditions attached hereto).

Vesting Schedule:	16 equal quarterly installments; the first installment will vest on M/D/Y, and one additional installment will vest on the last day of each calendar quarter thereafter, as long as you remain an employee of the Company.

Expiration Date:	M/D/Y; provided, however, that in the event of your termination of employment with the Company or your disability or death, the provisions of Sections 6 and 7 of the Option Terms and Conditions attached hereto shall apply to your right to exercise the Option.

This Stock Option Agreement consists of this page and the Option Terms and Conditions and the Notice of Exercise of Stock Option attached hereto. By signing below, you accept the grant of this Option and agree that this Option is subject in all respects to the terms and conditions of the Plan located on Tekelec’s internal website at Teksource. Copies of the Plan and Prospectus containing information concerning the Plan are available upon request to          at          or      @tekelec.com.

You further acknowledge and agree that (i) you have carefully reviewed this Stock Option Agreement (including the Option Terms and Conditions attached hereto) and the Plan and (ii) this Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding this Option and supersede all prior oral and written agreements with respect thereto.

TEKELEC

By:

Print Name:	Date

Title:

Optionee	Date

TEKELEC 2003 STOCK OPTION PLAN
Stock Option Agreement — Option Terms and Conditions

The following Terms and Conditions apply to the nonstatutory stock option granted by Tekelec to the Optionee whose name appears on the Stock Option Agreement to which these Terms and Conditions are attached.

1.	2003 Stock Option Plan. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 2003 Stock Option Plan (the “Plan”) adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

2.	Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.

3.	Method of Payment. The aggregate exercise price of the Shares purchased upon an exercise, in whole or in part, of the Option may be paid in one or both of the following forms:

(a)	Check made payable to the Company or its designated agent; and/or

(b)	Through a special sale and remittance procedure commonly referred to as a “cashless exercise” pursuant to which the Optionee (or any other person(s) entitled to exercise the Option) shall concurrently provide irrevocable written instructions:

(i)	to a brokerage firm to effect the immediate sale of a sufficient number of the Shares purchased upon the exercise of the Option to enable such brokerage firm to remit out of the sales proceeds available upon the settlement date, sufficient funds to Tekelec to cover the aggregate exercise price payable for the purchased Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by Tekelec by reason of such exercise and/or sale; and

(ii)	to Tekelec to deliver the certificate(s) for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the aggregate exercise price must accompany the Notice of Exercise delivered by the Optionee to Tekelec in connection with the Option exercise.

4.	Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a)	This Option shall vest and be exercisable cumulatively as set forth on the first page of the Stock Option Agreement. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment; provided, however, that an Option may not be exercised for a fraction of a Share. In the event of the Optionee’s termination of employment with the Company or Optionee’s disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

(b)	This Option shall be exercisable by written notice (in the form of the Notice of Exercise of Stock Option attached hereto, as amended from time to time) which shall state the Optionee’s election to exercise this Option and the number of Shares being purchased and set forth such other information as may be required by the Company in connection with the exercise of the Option. Such written notice shall be signed by the Optionee and shall be delivered in person or by facsimile (818.880.0176) or certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall specify the method of payment of the aggregate exercise price in accordance with Section 3 above. The certificate or certificates for the purchased Shares shall be registered in the name of the Optionee unless otherwise specified by the Optionee in the Notice of Exercise.

(c)	No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

5.	Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon Optionee’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.	Termination of Employment. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Employment, the Optionee shall have the right to exercise this Option at any time within 90 days after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

7.	Death or Disability. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within 180 days after the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

8.	Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

9.	Withholding upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

10.	Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.	No Right of Employment. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

12.	Miscellaneous.

(a)	Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the “Parties”) and their respective successors and assigns.

(b)	No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

(c)	Amendments.

(i)	The Committee reserves the right to amend the terms and provisions of this Option without the Optionee’s consent to comply with any Federal or state securities law.

(ii)	Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

(d)	Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

(e)	Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

* * * *

TEKELEC	NOTICE OF EXERCISE OF STOCK OPTION

I hereby notify Tekelec that I elect to exercise the options listed below to purchase the number of shares of Tekelec Common Stock indicated below. In connection with the exercise of my options and the purchase of such shares, I have received and carefully reviewed a copy of the Company’s Prospectus containing information about the Amended and Restated 1994 Stock Option Plan and the shares of Tekelec Common Stock issuable thereunder.

Section I: Personal Data (Please print legibly)

Name:	Employee ID #:

Address:	SSN:	- -

City, State, Zip:	Phone:	( )

Section II: Statement of Intent to Exercise

Type of Option: (check one)	☐ Incentive Stock Option (ISO)	☐ Nonstatutory Stock Option (NSO)

	Option Grant	# Shares		Exercise Price				Total Exercise
Option #	Date	Exercise		per Share		Taxes (NSO only)		Price
			X	$	+	TBD	=	$

			X	$	+	TBD	=	$

			X	$	+	TBD	=	$

				Total amount due to TEKELEC:				$

NSO Exercises Only: I understand that for NSO exercises I am required to pay Federal and state income and employment taxes on the gain, as measured, as of the date of exercise, by the difference between the option exercise price and the fair market value of the shares purchased. Tax calculations will be provided by the Stock Plan Administrator.

ISO Exercises Only: I will promptly notify Tekelec if I sell, transfer, gift or otherwise dispose of any or all of the shares acquired upon the exercise of an ISO at any time (a) within one year after the date hereof; or (b) within two years after the ISO grant date.

Section III: Method of Exercise (Please check one)

☐ Exercise and hold	☐ Same day sale of all shares exercised	☐ Same day sale of	shares exercised

Section IV: Method of Payment (Please check one)

☐ Cashless Exercise — proceeds from sale of stock	☐ Check made payable to Tekelec

Section V: Broker Information

Name of Broker:	Address:

Contact Name:	Fax No.:

Account No.:	Phone No.:

Section VI: Certificate Registration (Please check one)

☐ Issue stock in my name individually and mail stock certificate to the above address.

☐ Issue stock in street name and send directly to my Broker at the above address.

Employee signature:	Date:	, 200

Please return your completed Notice of Exercise to	,Tekelec Stock Plan Administrator.

Received by	on behalf of Tekelec on	, 200	.
Signature

TEKELEC

EMPLOYEE STOCK PURCHASE PLAN

     The following constitutes the provisions of the Employee Stock Purchase Plan (the “Plan”) of Tekelec (the “Company”).

     1.     Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, as amended from time to time.

     2.     Definitions.

             (a) “Compensation,” unless otherwise determined by the Board of Directors of the Company, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances, but expressly excluding relocation benefits, expense reimbursements, gains realized in connection with the exercise of stock options or participation in a stock option or purchase program and contributions by the Company to qualified deferred compensation plans.

             (b) “Employee” means any person, including an officer, who is customarily employed for more than 20 hours per week by the Company or its subsidiaries.

             (c) “Subsidiary” means any corporation described in Section 424 of the Code in which the Company owns, directly or indirectly, 50% or more of the voting shares.

             (d) “Offering date” means the first business day of an offering period of the Plan.

             (e) “Termination date” means the last business day of an offering period of the Plan.

     3.     Eligibility.

             (a) General Rule. Any Employee, as defined in Section 2, who shall have completed at least 30 days of continuous employment by the Company or its Subsidiaries on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

             (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

(i)	immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary of the Company; or

(ii)	such option would permit the Employee’s rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.     Offerings. The Plan shall be implemented by two offerings during each 12-month period of the Plan commencing on July 1, 1996. Each offering shall be of six months duration. Offering I shall commence on July 1 and end on December 31 of each year of the Plan; Offering II shall commence on January 1 and end on June 30 of each year of the Plan. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

     5.     Participation. An eligible Employee may become a participant in one or more offerings under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the “Subscription Agreement”) authorizing payroll deductions and by filing it with the Company’s payroll office not less than three days prior to the start of the offering period with respect to which it is to be effective unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee’s authorization and participation in the Plan shall become effective on the first offering date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the participant by the filing of a Payroll Deduction Authorization Change or Withdrawal form as described in Section 10(a) hereof or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant’s payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an offering period may not become a participant in the Plan until the commencement of the next offering. An Employee who is an officer or director who ceases participation in the Plan may not participate again for at least six months following such cessation of participation.

     6.     Payroll Deductions.

             (a) At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the next offering period at a percentage rate equal to a positive whole number not exceeding 10%, or such other maximum rate as may be determined from time to time by the Company’s Board of Directors (herein sometimes referred to as the “Board”) subject to the provisions of Section 19 hereof, of the Compensation which would otherwise be payable to such participant on each such payday;

provided, however, that the maximum amount withheld on behalf of a participant with respect to an offering period shall not exceed the maximum amount that a participant might be required to pay upon the exercise of his or her option determined as of the first day of an offering period.

             (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant’s payroll deduction authorization becomes effective and shall automatically continue from offering period to offering period until changed or terminated by the participant in accordance with the terms hereof.

             (c) All payroll deductions authorized by a participant shall be credited to the participant’s individual account under the Plan. A participant may not make any additional payments into such account.

             (d) A participant may terminate his or her participation in the Plan at any time prior to the termination of the offering period as provided in Section 10, but may not change the rate of his or her payroll deductions with respect to an offering period during such offering period.

     7.     Grant of Option.

             (a) On each offering date with respect to which a participant’s payroll authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price as provided in Section 7(b) hereof) up to the number of whole shares of the Company’s Common Stock arrived at by dividing (i) $12,500 by (ii) 100% of the fair market value of one share of the Company’s Common Stock at the offering date, subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 7(c) hereof.

             (b) The option price per share of the shares to be sold during each offering shall be the lesser of (i) 85% of the fair market value of one share of the Common Stock of the Company at the offering date or (ii) 85% of the fair market value of one share of the Common Stock of the Company at the termination date.

             (c) The fair market value of the Company’s Common Stock shall be determined by the Company’s Board of Directors, acting in its sole discretion, and based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the mean of the closing bid and asked prices for the Common Stock on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market), or, in the event the Common Stock is listed on a national securities exchange or on the Nasdaq National Market, the fair market value per share shall be the closing price on such exchange or on The Nasdaq Stock Market as of the date of grant of the option, as reported in The Wall Street Journal.

     8.     Exercise of Option. Unless a participant cancels his or her option and withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically at the termination date of the offering period, and the accumulated payroll deductions credited to a participant’s account on the termination date will be applied to purchase whole shares of the Company’s Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the applicable option price. Any amount credited to a participant’s account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the termination date, provided that any amount remaining in a participant’s account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent offering period if the participant participates in the subsequent offering. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by such participant.

     9.     Delivery. As promptly as practicable after the end of each offering period, the Company shall arrange for the issuance and delivery to, or credit to the account of, each participant, as appropriate, of the shares purchased upon exercise of his or her option. At the election of the Company, the issuance and delivery of the shares purchased upon exercise of a participant’s option may be effected by transfer (electronic or otherwise in the discretion of the Company) of such shares to a securities account maintained in such participant’s name.

     10.     Withdrawal; Termination of Employment.

               (a) A participant may terminate his or her participation in an offering under the Plan and withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to a termination date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, all of the participant’s payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, his or her option for the current period shall be automatically cancelled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

               A participant may terminate his or her participation in the Plan effective as of the first day of the next offering period by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, the participant’s payroll deductions will continue through the end of the offering period in which the notice of withdrawal is given, all amounts deducted from the participant’s Compensation during such offering period will be applied to the purchase of Common Stock pursuant to the Plan, and following the completion of such offering period no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

               (b) Upon termination of a participant’s employment for any reason, including retirement or death, as soon as practicable after such termination the payroll deductions credited to his or her account shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option shall be automatically cancelled.

               (c) In the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the offering period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option will be cancelled.

               (d) A participant’s withdrawal from an offering shall not have any effect upon his eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

     11.     Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12.     Stock.

               (a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 800,000* shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the options to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

               (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant’s Subscription Agreement, be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.     Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board, as necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a “disinterested person” as that term is defined and

*	Such number of shares has been adjusted to reflect the Company’s August 1997 and June 1998 two-for-one stock splits.

interpreted under Rule 16b-3. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

     14.     Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the termination date of an offering period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the termination date of an offering period.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.     Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

     16.     Use of Funds. All payroll deductions received or held by the Company on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.     Reports. Individual accounts will be maintained for each participant in the Plan. Individual statements of account will be given to participating Employees semiannually as promptly as practicable following the termination date of an offering period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant’s account.

     18.     Adjustments upon Changes in Capitalization or Control.

               (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which has been authorized for issuance under the Plan but has not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

               (b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof and, unless a participant terminates his or her participation in the Plan prior to such date, his or her option for the purchase of shares will be exercised automatically on such date and the accumulated payroll deductions credited to a participant’s account on such date will be applied to purchase whole shares of the Company’s Common Stock (up to the maximum number subject to option as determined in accordance with Section 7(a) hereof) at the applicable option price.

               (c) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     19.     Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan in such respects as the Board may deem advisable. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

               (a) Increase the number of shares that may be issued under the Plan;

               (b) Materially modify the requirements as to eligibility for participation in the Plan; or

               (c) Materially increase the benefits which accrue to participants under the Plan.

     20.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22 of the Plan.

     21.     Notices. All notices or other communications (i) by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (ii) by the Company to a participant in connection with the Plan shall be deemed to have been duly given when received by the participant or, if earlier, five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the participant at his or her address as shown on the records of the Company or as such participant may request by written notice to the Company hereunder.

     22.     Shareholder Approval. Notwithstanding anything to the contrary herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California, within 12 months before or after the date the Plan is adopted by the Board. No options granted before such shareholder approval has been obtained shall be exercisable unless such shareholder approval is obtained. If the Plan is not approved by the shareholders of the Company within the above-referenced 12-month period, the Plan and any options granted hereunder shall terminate and all payroll deductions credited to a participant’s account shall be promptly returned to him or her.

     23.     No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

     24.     Information to Participants. The Company shall provide without charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

     25.     Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflicts of laws rules thereof.

     26.     Tax Withholding. If at any time the Company or any Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option made hereunder or transfer of shares of Common Stock, the Company or such Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and in the case of shares of Common Stock, the participant or his or her estate or beneficiary shall be required to pay the Company or such Subsidiary the amount of taxes required to be withheld or, in lieu thereof, the Company or such Subsidiary shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate.

     27.     Securities Law Compliance. No shares of Common Stock may be issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon request by the Company, an Employee shall deliver to the Company such information, representations or undertakings as the Company may reasonably request in order to comply with any registration requirements or exemptions therefrom of applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any violation of applicable securities laws.

TEKELEC
EMPLOYEE STOCK PURCHASE PLAN
FORM OF
SUBSCRIPTION AGREEMENT

Instructions: Please print or type all information except your signature.

Name:
	First	Middle	Last

Address:

Social Security No.:	- -

Employee No.:	Employment Start Date:

ORIGINAL APPLICATION

1.	I hereby elect to participate in the Tekelec Employee Stock Purchase Plan (the “Plan”) in accordance with this Subscription Agreement and subject to the terms and conditions of the Plan.

2.	I hereby authorize Tekelec to make regular payroll deductions, at the rate indicated below and in accordance with the terms of the Plan, from the total Compensation (as defined in the Plan) including overtime, bonuses, commissions and other earnings, if any, paid to me during each offering period during which I remain a participant in the Plan:

(circle one) 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% of compensation

3.	I understand that payroll deductions at the indicated rate will continue from offering period to offering period unless I become ineligible to participate in the Plan or I file the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

4.	I understand that the deducted amounts will be applied automatically to the purchase of shares of Tekelec Common Stock at the end of each offering period unless I elect to cancel my option and withdraw from the Plan by filing the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

5.	I hereby acknowledge that I have received and read a copy of Tekelec’s most recent Prospectus describing the terms and provisions of the Plan and understand the information therein and the risks of participating in the Plan.

6.	Shares purchased for me under the Plan should be issued in the name(s) of:

7.	I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8.	At the request of Tekelec, I will promptly (a) notify Tekelec if I have sold, transferred, gifted or otherwise disposed of any shares purchased for me under the Plan at any time within 18 months after the end of the offering period in which such shares were purchased and (b) provide Tekelec with all requested information regarding such transaction.

9.	In the event of my death before the end of an offering period, I hereby designate as my beneficiary(ies) to receive all payments and shares due me under the Plan:

Name: (Please print)
	First	Middle	Last

Relationship	Address

	City	State	Zip Code

Name: (Please print)
	First	Middle	Last

Relationship	Address

	City	State	Zip Code

Date:	Signature of Employee

ELECTION NOT TO PARTICIPATE

     I hereby acknowledge receipt of a copy of Tekelec’s most recent Prospectus which describes the Tekelec Employee Stock Purchase Plan and elect not to participate in the Plan. I understand that my decision not to participate in the next offering under the Plan will not affect my eligibility to participate in subsequent offerings under the Plan.

Date:	Signature of Employee

(To be completed by Tekelec)

Date Received:	Approved by:

TEKELEC
EMPLOYEE STOCK PURCHASE PLAN
FORM OF
PAYROLL DEDUCTION AUTHORIZATION CHANGE OR WITHDRAWAL

          I am now a participant in the Tekelec Employee Stock Purchase Plan (the “Plan”) and I wish to make the change indicated below (check one):

☐	A.	Change in Payroll Deduction Rate: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next offering period (such change must be filed with the Company at least three days prior to the start of the offering period with respect to which it is to be effective):

(circle one) 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% of compensation

☐	B.	Withdrawal from Plan and Cancellation of Option: I hereby elect to cancel my participation in the Plan effective immediately and to cancel my option to purchase Tekelec Common Stock under the Plan and request that all amounts withheld from me through payroll deductions relating to the cancelled option be refunded to me. I understand that cancellation of my option will be effective only if this form is filed with the Company prior to the close of the current offering period. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three days prior to the start of the offering period with respect to which it is to be effective.

☐	C.	Withdrawal from Plan without Cancellation of Option. I hereby elect to cancel my participation in the Plan effective as of the first day of the next offering period. However, I request that my previously authorized payroll deductions continue through the end of the current offering period and that all amounts deducted from my Compensation during the current offering period be applied to the purchase of Tekelec Common Stock pursuant to the Plan. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three days prior to the start of the offering period with respect to which it is to be effective.

Date:	Signature of Employee

Print Name:

(To be completed by Tekelec)

Date Received:	Approved by:

AMENDMENT NO. 1 TO
TEKELEC
EMPLOYEE STOCK PURCHASE PLAN

          1.     Section 12(a). Section 12(a) of the Tekelec Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                  “12.     Stock.

(a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the options to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.”

Dated: March 23, 2001

AMENDMENT NO. 2 TO
TEKELEC
EMPLOYEE STOCK PURCHASE PLAN

Section 9 of the Tekelec Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

     "9. Delivery.

          As promptly as practicable after the end of each offering period, the Company shall arrange for the issuance and delivery to, or credit to the account of, each participant, as appropriate, of the shares purchased upon exercise of his or her option. At the election of the Company, the issuance and delivery of the shares purchased upon exercise of a participant’s option may be effected by transfer (electronic or otherwise in the discretion of the Company) of such shares to a securities account maintained in such participant’s name. The shares purchased upon exercise of any option granted to a participant on or after July 1, 2003 may not be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or by the laws of descent and distribution) for a period of six months following the exercise of the options; provided, however, that that the Company’s Compensation Committee may, in its sole discretion, permit an assignment, transfer, pledge or other disposition of such shares at such other time as the Compensation Committee may determine in the event that the participant has suffered a hardship, as determined by the Compensation Committee in its sole discretion. Shares purchased upon exercise of any option granted to a participant on or after July 1, 2003 and subject to the above restrictions may include a legend indicating that such shares may not be transferred, pledged or otherwise disposed of for six months from the date of issue.”

Dated: March 25, 2003

AMENDMENT NO. 3 TO
TEKELEC
EMPLOYEE STOCK PURCHASE PLAN

1. Section 12(a). Section 12(a) of the Tekelec Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

     "12. Stock.

          (a)  The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 1,800,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the options to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.”

Dated: March 25, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TEKELEC

2003 Annual Meeting of Shareholders

     The undersigned shareholder of Tekelec, a California corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 31, 2003, and Annual Report to Shareholders for the year ended December 31, 2002, and hereby appoints Frederick M. Lax and Paul J. Pucino, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held May 8, 2003, at 9:00 a.m., local time, at the Company’s offices located at 26580 West Agoura Road, Calabasas, California 91302, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

     1.     Election of Directors:

[   ] FOR ALL nominees listed below (except as marked to the contrary below).

[   ] WITHHOLD AUTHORITY to vote for ALL nominees listed below.

(INSTRUCTION: To withhold the authority to vote for any individual nominee, mark the box next to the nominee’s name below.)

Name of Nominee:

[ ] Robert V. Adams	[ ] Jean-Claude Asscher	[ ] Daniel L. Brenner
[ ] Frederick M. Lax	[ ] Howard Oringer	[ ] Jon F. Rager

     2.     Approval of Amendment to Amended and Restated 1994 Stock Option Plan: To approve an amendment to the Company’s Amended and Restated 1994 Stock Option Plan (the “1994 Plan”) to permit the exchange of stock options issued under the 1994 Plan having an exercise price at or above $14.00 for a lesser number of new stock options to be granted at least six months and one day following the cancellation of the surrendered options, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     3.     Approval of 2003 Stock Option Plan: To approve the Company’s 2003 Stock Option Plan, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     4.     Approval of Amendment to Employee Stock Purchase Plan: To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder by 800,000 shares, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     5.     Appointment of Independent Accountants: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2003, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     6.     Other Business: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated: ____________________, 2003

(Signature)

(Signature)

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

DO NOT FOLD, STAPLE OR MUTILATE